Forest City Enterprises, Inc.
Supplemental Package
Years Ended January 31, 2006 and 2005

Forest City Enterprises, Inc. and Subsidiaries
Years Ended January 31, 2006 and 2005
Supplemental Package
NYSE: FCEA, FCEB
Index

Corporate Overview	2-3

Supplemental Operating Information
Occupancy Data	4
Comparable Net Operating Income (NOI)	5
Comparable NOI Detail	6-7
Reconciliation of NOI to Net Earnings	8-9
Lease Expirations Schedules	10-11
Schedules of Significant Tenants	12-13
Development Pipeline	14-16

Supplemental Financial Information
Mortgage Financings	17
Scheduled Maturities Table	18-19
Forest City Enterprises, Inc.
Consolidated Balance Sheet Information	20-21
Consolidated Earnings Information	22-23
Investments in and Advances to Affiliates	24-25
Real Estate and Related Nonrecourse Mortgage Debt	26-27
Forest City Rental Properties Corporation
Consolidated Balance Sheet Information	28-29
Consolidated Earnings Information	30-31
Real Estate Activity	32-35
Results of Operations Summary	36-38
Reconciliation of Net Earnings to EBDT	39-40
Summary of EBDT	41-54

This Supplemental Package, together with other statements and information publicly disseminated by the Company, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events and are based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Risk factors discussed in Item 1A of the Company’s Form 10-K for the year ended January 31, 2006 and other factors that might cause differences, some of which could be material, include, but are not limited to, real estate development and investment risks including lack of satisfactory financing, construction and lease-up delays and cost overruns, the effect of economic and market conditions on a nationwide basis as well as regionally in areas where the Company has a geographic concentration of properties, reliance on major tenants, the impact of terrorist acts, the Company’s substantial leverage and the ability to obtain and service debt, guarantees under the Company’s credit facility, the level and volatility of interest rates, continued availability of tax-exempt government financing, the sustainability of substantial operations at the subsidiary level, illiquidity of real estate investments, dependence on rental income from real property, conflicts of interest, financial stability of tenants within the retail industry which may be impacted by competition and consumer spending, potential liability from syndicated properties, effects of uninsured loss, environmental liabilities, partnership risks, litigation risks, risks associated with an investment in a professional sports franchise, the rate revenue increases versus the rate of expense increases, as well as other risks listed from time to time in the Company’s reports filed with the United States Securities and Exchange Commission. The Company has no obligation to revise or update any forward-looking statements, other than imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Corporate Overview
We principally engage in the ownership, development, management and acquisition of commercial and residential real estate and land throughout the United States. We operate through three strategic business units. The Commercial Group, our largest business unit, owns, develops, acquires and operates regional malls, specialty/urban retail centers, office and life science buildings, hotels and mixed-use projects. The Residential Group owns, develops, acquires and operates residential rental property, including upscale and middle-market apartments, adaptive re-use developments and supported-living communities. Additionally, the Residential Group develops for-sale condominium projects and also owns, develops and manages military family housing. New York City operations through our partnership with Forest City Ratner Companies are part of the Commercial Group or Residential Group depending on the nature of the operations. Real Estate Groups are the combined Commercial and Residential Groups. The Land Development Group acquires and sells both land and developed lots to residential, commercial and industrial customers. It also owns and develops land into master-planned communities and mixed-use projects. The Nets, a franchise of the National Basketball Association (“NBA”) in which we account for our investment on the equity method of accounting, is a reportable segment of the Company.
We have approximately $8.0 billion of assets in 25 states and the District of Columbia at January 31, 2006. Our core markets include New York City/ Philadelphia metropolitan area, Denver, Boston, Greater Washington D.C./ Baltimore metropolitan area, Chicago and California. As a result of an ongoing effort to increase property concentration in the core markets, these markets now account for approximately 74 percent of the cost of our real estate portfolio at January 31, 2006. We have offices in Boston, Chicago, Denver, Los Angeles, New York City, San Francisco, Washington, D.C. and our corporate headquarters are in Cleveland, Ohio.
SUPPLEMENTAL FINANCIAL AND OPERATING INFORMATION
This supplemental package contains certain measures prepared in accordance with the generally accepted accounting principles (“GAAP”) under the full consolidation accounting method, and certain measures prepared under the pro-rata consolidation method, a non-GAAP measure. Along with net earnings, we use an additional measure, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”), to report operating results. EBDT is a non-GAAP measure and may not be directly comparable to similarly-titled measures reported by other companies. The financial measures presented under the pro-rata consolidation method, comparable net operating income (“NOI”) and EBDT, provide supplemental information about our operations. Although these measures are not presented in accordance with GAAP, we believe they are necessary to understand our business and operating results, along with net earnings and other GAAP measures. Our investors can use these non-GAAP measures as supplementary information to evaluate our business. Our non-GAAP measures are not intended to be performance measures that should be regarded as alternatives to or more meaningful than, our GAAP measures.
Consolidation Methods
We present certain financial amounts under the pro-rata consolidation method because we believe this information is useful to investors as this method reflects the manner in which we operate our business. In line with industry practice, we have made a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. Under the pro-rata consolidation method, we generally present our investments proportionate to our economic share of ownership. Under GAAP, the full consolidation method is used to report partnership assets and liabilities consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary of the variable interest entity (“VIE”), even if our ownership is not 100%. We provide reconciliations from the full consolidation method to the pro-rata consolidation method throughout our supplemental package. Please refer to our property listing for the detail of our consolidated and non-consolidated properties in our Form 10-K for the year ended January 31, 2006 on pages 15-26.
EBDT
We believe that EBDT, along with net earnings, provides additional information about our core operations. While property dispositions, acquisitions or other factors can affect net earnings in the short-term, we believe EBDT presents a more consistent view of the overall financial performance of our business from period-to-period. EBDT is used by the chief operating decision maker and management to assess performance and resource allocations by strategic business unit and on a consolidated basis. EBDT is similar to Funds From Operations (“FFO”), a measure of performance used by publicly traded Real Estate Investment Trusts (“REIT”), but may not be directly comparable to similarly titled measures reported by other companies. (See pages 37-40 for additional discussion of EBDT as well as a reconciliation of EBDT to net earnings.)
Supplemental Operating Information
The operating information contained in this document includes: occupancy data, comparable NOI, reconciliation of NOI to net earnings, retail and office lease expirations, significant retail and office tenant listings, and our development pipeline. We believe this information will give interested parties a better understanding and more information about the operating performance of our Company.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
The term “comparable,” which is used throughout this document, is generally defined as including properties that were open and operated in both the fiscal years ended January 31, 2006 and 2005.
We believe occupancy rates, retail and office lease expirations, base rent, and significant retail and office tenant listings represent meaningful operating statistics about our Company. This information will give interested parties a better understanding and more information about the operating performance of our Company.
Comparable NOI is useful because it measures the performance of the same properties on a period-to-period basis and, along with EBDT (as discussed beginning on pages 37-38), is used to assess operating performance and resource allocation of our strategic business units. While property dispositions, acquisitions or other factors can impact net earnings in the short term, we believe comparable NOI gives a more consistent view of our overall performance from quarter-to-quarter and year-to-year. A reconciliation of net earnings, the most comparable financial measure calculated in accordance with GAAP, to NOI and reconciliation from NOI to comparable NOI are provided on pages 6-9 of this document. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 41-54.
Corporate Headquarters
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113
Annual Report on Form 10-K
A copy of the Annual Report on Form 10-K for the fiscal year ended January 31, 2006 as filed with the Securities and Exchange Commission can be found on our website or may be obtained without charge upon written request to:

Thomas T. Kmiecik
Assistant Treasurer
tomkmiecik@forestcity.net
Website
www.forestcity.net
The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.
Investor Relations
Thomas G. Smith
Executive Vice President,
Chief Financial Officer and Secretary
Transfer Agent and Registrar
National City Bank
Stock Transfer Department
P.O. Box 92301
Cleveland, OH 44193-0900
(800) 622-6757
www.shareholder.inquiries@nationalcity.com
Stock Exchange Listing
NYSE: FCEA and FCEB
Dividend Reinvestment and Stock Purchase Plan
The Company offers its stockholders the opportunity to purchase additional shares of common stock through the Forest City Enterprises, Inc. Dividend Reinvestment and Stock Purchase Plan (the “Plan”) at 97% of current market value. A copy of the Plan prospectus and an enrollment card may be obtained by contacting National City Bank at (800) 622-6757.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Occupancy Data – January 31, 2006 and 2005
We analyze our occupancy percentages by each of our major product lines as follows:

		Average		Average
	Occupancy	Occupancy	Occupancy	Occupancy
	As of	Year-to-Date	As of	Year-to-Date
	January 31, 2006	January 31, 2006	January 31, 2005	January 31, 2005

Retail
Comparable	94.7%	93.6%	92.5%	92.3%
Total	94.0%	93.1%	92.2%	91.9%
Office
Comparable	92.5%	92.8%	93.1%	93.6%
Total	92.6%	92.9%	93.1%	92.7%
Residential
Comparable	94.3%	93.4%	92.5%	92.6%
Total	91.6%	89.2%	92.1%	90.7%
Hotels
Comparable and Total		74.6%		75.4%
ADR		$186.37		$166.34
Retail and office occupancy as of January 31, 2006 and 2005 is based on square feet leased at the end of the fiscal year. Average Occupancy Year-to-Date as of January 31, 2006 and 2005 for retail and office is calculated by dividing the sum of leased square feet at the beginning and end of the period by two. Residential occupancy as of January 31, 2006 and 2005 represents total units occupied divided by total units available. Average residential occupancy year-to-date for 2006 and 2005 is calculated by dividing gross potential rent less vacancy by gross potential rent. Average Daily Rate (“ADR”) is calculated by dividing revenue by the number of rooms sold for the years ended January 31, 2006 and 2005.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
We use NOI, along with EBDT as discussed on pages 2-3, to assess operating performance. Comparable NOI is defined as NOI from properties opened and operated a full year in both 2005 and 2004. The schedules on pages 6-7 present comparable NOI for each of our major product lines, as well as each strategic business unit under which those product lines operate. A reconciliation of NOI to the most comparable GAAP measure, net earnings, is presented on pages 8-9. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 41-54.
Comparable Net Operating Income (NOI) (% change over same period, prior year)

	Three Months Ended January 31, 2006		Year Ended January 31, 2006

	Full	Pro-Rata	Full	Pro-Rata
	Consolidation	Consolidation	Consolidation	Consolidation

Retail	6.6%	6.3%	4.2%	3.6%
Office	(0.7)%	(1.1)%	(0.5)%	(0.9)%
Hotel	12.3%	3.5%	23.7%	13.1%
Residential	3.4%	5.1%	5.3%	4.6%
Total	3.5%	3.2%	4.0%	2.9%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Net Operating Income (dollars in thousands)

	Three Months Ended January 31, 2006					Three Months Ended January 31, 2005					% Change

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$40,942	$4,952	$3,001	$—	$38,991	$38,423	$4,647	$2,908	$—	$36,684	6.6%	6.3%

Total	53,481	6,605	3,007	—	49,883	47,781	5,652	3,193	(50)	45,272
Office Buildings
Comparable	42,829	5,473	1,061	—	38,417	43,118	5,743	1,488	—	38,863	(0.7)%	(1.1)%

Total	41,950	5,118	1,061	—	37,893	43,851	5,969	1,488	(61)	39,309
Hotels
Comparable	8,017	2,474	467	—	6,010	7,136	1,941	611	—	5,806	12.3%	3.5%

Total	4,367	585	467	2,513	6,762	4,405	(68)	611	2,712	7,796
Earnings from Commercial Land Sales	30,241	16,285	—	—	13,956	1,108	—	—	—	1,108
Development Fees	2,897	1,159	—	—	1,738	13,559	5,425	—	—	8,134
Other	(3,540)	(1,215)	(321)	—	(2,646)	(11,073)	(803)	28	—	(10,242)
Total Commercial Group
Comparable	91,788	12,899	4,529	—	83,418	88,677	12,331	5,007	—	81,353	3.5%	2.5%

Total	129,396	28,537	4,214	2,513	107,586	99,631	16,175	5,320	2,601	91,377
Residential Group Apartments
Comparable	24,828	935	7,119	—	31,012	24,003	936	6,436	—	29,503	3.4%	5.1%

Total	23,423	1,443	8,492	313	30,785	24,101	1,029	7,437	1,556	32,065
Total Real Estate Groups
Comparable	116,616	13,834	11,648	—	114,430	112,680	13,267	11,443	—	110,856	3.5%	3.2%

Total	152,819	29,980	12,706	2,826	138,371	123,732	17,204	12,757	4,157	123,442
Land Development Group	32,184	2,128	162	—	30,218	14,071	1,486	(123)	—	12,462
The Nets	(7,537)	—	1,000	—	(6,537)	(9,259)	—	362	—	(8,897)
Corporate Activities	(10,469)	—	—	—	(10,469)	(11,236)	—	—	—	(11,236)

Grand Total	$166,997	$32,108	$13,868	$2,826	$151,583	$117,308	$18,690	$12,996	$4,157	$115,771

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Net Operating Income (dollars in thousands)

	Year Ended January 31, 2006					Year Ended January 31, 2005					% Change

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$154,675	$18,787	$11,812	$—	$147,700	$148,476	$17,694	$11,729	$—	$142,511	4.2%	3.6%

Total	185,666	16,353	11,950	—	181,263	164,632	15,558	13,397	1,214	163,685
Office Buildings
Comparable	161,624	21,207	4,025	—	144,442	162,419	21,422	4,700	—	145,697	(0.5)%	(0.9)%

Total	170,424	21,475	4,025	—	152,974	162,699	22,761	4,700	2,165	146,803
Hotels
Comparable	34,858	9,651	1,899	—	27,106	28,183	6,690	2,473	—	23,966	23.7%	13.1%

Total	21,503	839	1,899	11,825	34,388	19,274	512	2,473	8,692	29,927
Earnings from Commercial Land Sales	67,989	18,389	—	—	49,600	1,599	—	—	—	1,599
Development Fees	10,614	4,247	—	—	6,367	33,205	13,286	—	—	19,919
Other	(9,411)	5,610	(214)	—	(15,235)	(9,798)	3,999	164	—	(13,633)
Total Commercial Group
Comparable	351,157	49,645	17,736	—	319,248	339,078	45,806	18,902	—	312,174	3.6%	2.3%

Total	446,785	66,913	17,660	11,825	409,357	371,611	56,116	20,734	12,071	348,300
Residential Group
Apartments
Comparable	100,461	4,006	26,835	—	123,290	95,374	3,862	26,334	—	117,846	5.3%	4.6%

Total	95,838	5,061	31,584	5,298	127,659	95,447	4,315	28,918	11,568	131,618
Total Real Estate Groups
Comparable	451,618	53,651	44,571	—	442,538	434,452	49,668	45,236	—	430,020	4.0%	2.9%

Total	542,623	71,974	49,244	17,123	537,016	467,058	60,431	49,652	23,639	479,918
Land Development Group	102,002	5,704	353	—	96,651	88,141	6,460	548	—	82,229
The Nets	(24,534)	—	2,992	—	(21,542)	(10,889)	—	518	—	(10,371)
Corporate Activities	(36,192)	—	—	—	(36,192)	(34,690)	—	—	—	(34,690)

Grand Total	$583,899	$77,678	$52,589	$17,123	$575,933	$509,620	$66,891	$50,718	$23,639	$517,086

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (GAAP) (in thousands):

	Three Months Ended January 31, 2006					Three Months Ended January 31, 2005

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments	Discontinued	Consolidation	Consolidation	Minority	Investments	Discontinued	Consolidation
	(GAAP)	Interest	at Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	at Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$332,756	$48,949	$86,592	$10,518	$380,917	$272,132	$35,600	$60,290	$14,672	$311,494
Exclude straight- line rent adjustment (1)	(6,403)	—	—	—	(6,403)	(2,696)	—	—	—	(2,696)

Adjusted revenues	326,353	48,949	86,592	10,518	374,514	269,436	35,600	60,290	14,672	308,798
Operating expenses	186,451	17,824	52,252	8,151	229,030	163,014	17,449	37,801	11,073	194,439
Add back depreciation and amortization for non- Real Estate Groups (b)	368	—	3,228	—	3,596	217	—	3,687	—	3,904
Add back amortization of mortgage procurement costs for non-Real Estate Groups(d)	83	—	1,582	—	1,665	103	—	147	—	250
Exclude straight- line rent adjustment (2)	(1,605)	—	—	(321)	(1,926)	(1,617)	—	—	(443)	(2,060)

Adjusted operating expenses	185,297	17,824	57,062	7,830	232,365	161,717	17,449	41,635	10,630	196,533
Add interest income	9,351	983	713	138	9,219	8,484	539	434	115	8,494
Add equity in earnings of unconsolidated entities	9,172	—	(8,957)	—	215	(6,279)	—	1,291	—	(4,988)
Add back equity method depreciation and amortization expense (see below)	7,418	—	(7,418)	—	—	7,384	—	(7,384)	—	—

Net Operating Income	166,997	32,108	13,868	2,826	151,583	117,308	18,690	12,996	4,157	115,771
Interest expense, including early extinguishment of debt	(75,228)	(6,262)	(13,868)	(4,240)	(87,074)	(67,269)	(8,096)	(12,996)	(5,673)	(77,842)
Gain on disposition of rental properties and other investments	(100)	—	—	33,722	33,622	438	—	—	15,608	16,046
Provision for decline in real estate	(1,774)	(26)	—	—	(1,748)	—	—	—	—	—
Depreciation and amortization — Real Estate Groups(a)	(48,632)	(2,432)	(7,080)	(922)	(54,202)	(45,722)	(4,365)	(7,165)	(2,401)	(50,923)
Amortization of mortgage procurement costs — Real Estate Groups(c)	(2,728)	(207)	(338)	(60)	(2,919)	(3,136)	(1,070)	(219)	(130)	(2,415)
Straight-line rent adjustment(1) +(2)	4,798	—	—	(321)	4,477	1,079	—	—	(443)	636
Equity method depreciation and amortization expense (see above)	(7,418)	—	7,418	—	—	(7,384)	—	7,384	—	—

Earnings before income taxes	35,915	23,181	—	31,005	43,739	(4,686)	5,159	—	11,118	1,273
Income tax provision	(3,523)	—	—	(11,981)	(15,504)	(1,916)	—	—	(4,460)	(6,376)

Earnings before minority interest and discontinued operations	32,392	23,181	—	19,024	28,235	(6,602)	5,159	—	6,658	(5,103)
Minority Interest	(23,181)	(23,181)	—	—	—	(5,159)	(5,159)	—	—	—

Earnings from continuing operations	9,211	—	—	19,024	28,235	(11,761)	—	—	6,658	(5,103)
Discontinued operations, net of tax and minority interest:
Operating earnings from Lumber Group	—	—	—	—	—	(1,219)	—	—	—	(1,219)
Operating loss from rental properties	(1,667)	—	—	1,667	—	(2,778)	—	—	2,778	—
Loss on disposition of division of Lumber Group	—	—	—	—	—	12,162	—	—	—	12,162
Gain on disposition of rental properties	20,691	—	—	(20,691)	—	9,436	—	—	(9,436)	—

	19,024	—	—	(19,024)	—	17,601	—	—	(6,658)	10,943

Net earnings	$28,235	$—	$—	$—	$28,235	$5,840	$—	$—	$—	$5,840

(a) Depreciation and amortization — Real Estate Groups	$48,632	$2,432	$7,080	$922	$54,202	$45,722	$4,365	$7,165	$2,401	$50,923
(b) Depreciation and amortization — Non-Real Estate Groups	368	—	3,228	—	3,596	217	—	3,687	—	3,904

Total depreciation and amortization	$49,000	$2,432	$10,308	$922	$57,798	$45,939	$4,365	$10,852	$2,401	$54,827

(c) Amortization of mortgage procurement costs — Real Estate Groups	$2,728	$207	$338	$60	$2,919	$3,136	$1,070	$219	$130	$2,415
(d) Amortization of mortgage procurement costs — Non-Real Estate Groups	83	—	1,582	—	1,665	103	—	147	—	250

Total amortization of mortgage procurement costs	$2,811	$207	$1,920	$60	$4,584	$3,239	$1,070	$366	$130	$2,665

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (GAAP) (in thousands):

	Year Ended January 31, 2006					Year Ended January 31, 2005

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$1,200,775	$140,603	$318,282	$54,649	$1,433,103	$986,054	$133,886	$260,844	$63,015	$1,176,027
Exclude straight- line rent adjustment (1)	(18,392)	—	—	—	(18,392)	(12,748)	—	—	(849)	(13,597)

Adjusted revenues	1,182,383	140,603	318,282	54,649	1,414,711	973,306	133,886	260,844	62,166	1,162,430
Operating expenses	694,296	65,591	194,900	39,382	862,987	567,276	71,239	155,898	40,338	692,273
Add back depreciation and amortization for non- Real Estate Groups (b)	1,104	—	13,086	—	14,190	1,086	—	3,764	—	4,850
Add back amortization of mortgage procurement costs for non-Real Estate Groups(d)	369	—	2,035	—	2,404	243	—	413	—	656
Exclude straight- line rent adjustment (2)	(6,159)	—	—	(1,573)	(7,732)	(8,757)	—	—	(1,558)	(10,315)

Adjusted operating expenses	689,610	65,591	210,021	37,809	871,849	559,848	71,239	160,075	38,780	687,464
Add interest income	28,095	2,666	1,218	283	26,930	45,302	4,244	550	253	41,861
Add equity in earnings of unconsolidated entities	55,201	—	(49,060)	—	6,141	54,392	—	(54,370)	—	22
Remove gain on disposition recorded on equity method	(21,023)	—	21,023	—	—	(31,996)	—	31,996	—	—
Add back provision for decline recorded on equity method	704	—	(704)	—	—	—	—	—	—	—
Add back equity method depreciation and amortization expense (see below)	28,149	—	(28,149)	—	—	28,464	—	(28,227)	—	237

Net Operating Income	583,899	77,678	52,589	17,123	575,933	509,620	66,891	50,718	23,639	517,086
Interest expense, including early extinguishment of debt	(280,530)	(29,115)	(52,589)	(14,814)	(318,818)	(243,316)	(28,035)	(50,718)	(18,990)	(284,989)
Gain on disposition of equity method rental properties (e)	21,023	—	—	—	21,023	31,996	—	—	—	31,996
Gain on disposition of rental properties and other investments	506	—	—	43,198	43,704	438	—	—	67,645	68,083
Provision for decline in real estate	(7,874)	(1,432)	—	—	(6,442)	—	—	—	—	—
Provision for decline in real estate of equity method rental properties	(704)	—	—	—	(704)	—	—	—	—	—
Depreciation and amortization — Real Estate Groups(a)	(173,688)	(14,355)	(26,905)	(6,477)	(192,715)	(151,999)	(10,870)	(27,163)	(10,680)	(178,972)
Amortization of mortgage procurement costs — Real Estate Groups(c)	(12,178)	(2,280)	(1,244)	(436)	(11,578)	(13,184)	(2,825)	(1,064)	(677)	(12,100)
Straight-line rent adjustment(1) +(2)	12,233	—	—	(1,573)	10,660	3,991	—	—	(709)	3,282
Equity method depreciation and amortization expense (see above)	(28,149)	—	28,149	—	—	(28,464)	—	28,227	—	(237)

Earnings before income taxes	114,538	30,496	—	37,021	121,063	109,082	25,161	—	60,228	144,149
Income tax provision	(23,238)	—	—	(14,306)	(37,544)	(39,913)	—	—	(23,815)	(63,728)

Earnings before minority interest, discontinued operations and cumulative effect of change in accounting principle	91,300	30,496	—	22,715	83,519	69,169	25,161	—	36,413	80,421
Minority Interest	(30,496)	(30,496)	—	—	—	(25,161)	(25,161)	—	—	—

Earnings from continuing operations	60,804	—	—	22,715	83,519	44,008	—	—	36,413	80,421
Discontinued operations, net of tax and minority interest:
Operating earnings from Lumber Group	—	—	—	—	—	4,545	—	—	—	4,545
Operating earnings (loss) from rental properties	(3,790)	—	—	3,790	—	(4,480)	—	—	4,480	—
Loss on disposition of division of Lumber Group	—	—	—	—	—	11,501	—	—	—	11,501
Gain on disposition of rental properties	26,505	—	—	(26,505)	—	40,893	—	—	(40,893)	—

	22,715	—	—	(22,715)	—	52,459	—	—	(36,413)	16,046

Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	(11,261)	—	—	—	(11,261)

Net earnings	$83,519	$—	$—	$—	$83,519	$85,206	$—	$—	$—	$85,206

(a) Depreciation and amortization — Real Estate Groups	$173,688	$14,355	$26,905	$6,477	$192,715	$151,999	$10,870	$27,163	$10,680	$178,972
(b) Depreciation and amortization — Non-Real Estate Groups	1,104	—	13,086	—	14,190	1,086	—	3,764	—	4,850

Total depreciation and amortization	$174,792	$14,355	$39,991	$6,477	$206,905	$153,085	$10,870	$30,927	$10,680	$183,822

(c) Amortization of mortgage procurement costs — Real Estate Groups	$12,178	$2,280	$1,244	$436	$11,578	$13,184	$2,825	$1,064	$677	$12,100
(d)Amortization of mortgage procurement costs — Non-Real Estate Groups	369	—	2,035	—	2,404	243	—	413	—	656

Total amortization of mortgage procurement costs	$12,547	$2,280	$3,279	$436	$13,982	$13,427	$2,825	$1,477	$677	$12,756

(e) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 and therefore are reported in continuing operations when sold. For the year ended January 31, 2006, three equity method investments were sold including Showcase, Colony Place, and Flower Park Plaza, resulting in a pre-tax gain on disposition of $21,023. For the year ended January 31, 2005, three equity method investments were sold including Chapel Hill Mall, Manhattan Town Center Mall, and Chapel Hill Suburban, resulting in a pre-tax gain of $31,996 which is included in Equity in Earnings of Unconsolidated Entities in the Company’s Consolidated Statement of Earnings.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Retail Lease Expirations as of January 31, 2006

						AVERAGE
						BASE
	NUMBER	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	OF EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES(3)	LEASED GLA(1)	EXPIRING(2)	BASE RENT	EXPIRING(3)

2006	212	531,446	5.10%	$10,874,589	5.72%	$27.00
2007	179	617,882	5.93	9,488,187	4.99	21.21
2008	177	612,860	5.88	10,883,186	5.72	24.06
2009	228	792,345	7.60	12,879,694	6.77	23.06
2010	194	602,771	5.78	12,386,467	6.51	26.18
2011	241	1,039,781	9.98	24,527,308	12.90	28.59
2012	126	681,380	6.54	14,074,899	7.40	25.69
2013	139	589,145	5.66	14,958,286	7.87	28.41
2014	157	678,516	6.51	12,664,460	6.66	27.47
2015	166	805,577	7.73	18,489,680	9.72	26.81
Thereafter	101	3,468,909	33.29	48,944,388	25.74	18.34

Total	1,920	10,420,612	100.00%	$190,171,144	100.00%	$23.42

(1)	GLA = Gross Leasable Area.

(2)	Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at the Company’s ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent and contingent rental payments, which are not reasonably estimatable.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Office Lease Expirations as of January 31, 2006

						AVERAGE
						BASE
	NUMBER	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	OF EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES(3)	LEASED GLA(1)	EXPIRING(2)	BASE RENT	EXPIRING(3)

2006	56	541,591	6.34%	$9,059,447	4.72%	$24.40
2007	55	399,450	4.68	6,817,429	3.55	22.93
2008	64	521,295	6.11	9,568,004	4.98	22.07
2009	44	384,482	4.50	7,967,033	4.15	25.40
2010	42	1,031,295	12.08	15,788,606	8.22	24.26
2011	13	348,254	4.08	9,573,866	4.98	31.48
2012	14	702,542	8.23	19,586,393	10.20	31.59
2013	17	695,574	8.15	14,514,877	7.56	24.90
2014	9	582,721	6.83	12,687,700	6.61	28.45
2015	4	94,767	1.11	2,363,823	1.23	25.74
Thereafter	32	3,235,023	37.89	84,115,572	43.80	30.65

Total	350	8,536,994	100.00%	$192,042,750	100.00%	$27.80

(1)	GLA = Gross Leasable Area.

(2)	Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at the Company’s ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent and contingent rental payments, which are not reasonably estimatable.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Retail Tenants as of January 31, 2006

(Based on net base rent 1% or greater of the Company’s ownership share)

			PERCENTAGE
	NUMBER	LEASED	OF TOTAL
	OF	SQUARE	RETAIL
TENANT	LEASES	FEET	SQUARE FEET

Regal Entertainment Group	6	451,072	4.33%
AMC Entertainment, Inc.	4	325,563	3.12
The Gap	23	289,509	2.78
The Home Depot	2	282,000	2.71
TJX Companies	8	272,554	2.61
The Limited	37	231,126	2.22
Dick’s Sporting Goods	3	226,408	2.17
Circuit City Stores, Inc	6	199,107	1.91
Lowe’s Home Center, Inc.	1	151,273	1.45
Abercrombie & Fitch Stores, Inc.	21	142,266	1.37
Footlocker, Inc.	36	127,633	1.22
Pathmark Stores, Inc.	2	123,500	1.19
Ahold USA (Stop & Shop)	2	115,861	1.11

Subtotal	151	2,937,872	28.19
All Others	1,769	7,482,740	71.81

Total	1,920	10,420,612	100.00%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Office Tenants as of January 31, 2006

(Based on net base rent 2% or greater of the Company’s ownership share)

		PERCENTAGE
		OF TOTAL
	LEASED	OFFICE
TENANT	SQUARE FEET	SQUARE FEET

City of New York	855,008	10.02%
Millennium Pharmaceuticals, Inc.	725,833	8.50
U.S. Government	717,780	8.41
Morgan Stanley & Co.	444,685	5.21
Securities Industry Automation Corp.	428,786	5.02
Wellchoice, Inc.	392,514	4.60
Keyspan Energy	328,679	3.85
Bank of New York	317,572	3.72
Forest City Enterprises, Inc.(1)	288,531	3.38
Bear Stearns	275,244	3.22
Alkermes, Inc.	210,248	2.46
Partners Health Care System, Inc.	136,150	1.60
University of Pennsylvania	121,630	1.42

Subtotal	5,242,660	61.41
All Others	3,294,334	38.59

Total	8,536,994	100.00%

(1)	All intercompany rental income is eliminated in consolidation.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
January 31, 2006
2005 Openings and Acquisitions(11)

								Cost at FCE
				FCE Legal	Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share
		Dev.(D)	Date Opened/	Ownership%(i)	FCE%(i)	Consolidation	at 100%	(Non-GAAP)(b)
Property	Location	Acq.(A)	Acquired	(1)	(2)	(GAAP)(a)	(3)	(2)X(3)	Sq. Ft./No. of Units

						(in millions)

Retail Centers:
Saddle Rock Village	Aurora, CO	D	Q1-05/Q3-06	80.0%	100.0%	$33.8	$33.8	$33.8	354,000
Short Pump Town Center Expansion	Richmond, VA	D	Q3-05	50.0%	100.0%	27.9	27.9	27.9	88,000
Simi Valley Town Center	Simi Valley, CA	D	Q3-05	85.0%	100.0%	147.8	147.8	147.8	660,000
Northfield at Stapleton Phase I(l)	Denver, CO	D	Q4-05	95.0%	97.4%	35.3	35.3	34.4	400,000

						$244.8	$244.8	$243.9	1,502,000

Office:
Ballston Common Office Center	Arlington, VA	A	Q2-05	50.0%	100.0%	$63.0	$63.0	$63.0	176,000

Residential:
23 Sidney Street	Cambridge, MA	D	Q1-05	100.0%	100.0%	$18.0	$18.0	$18.0	51
Metro 417	Los Angeles, CA	D	Q2-05	75.0%	100.0%	78.5	78.5	78.5	277
100 Lansdowne Street	Cambridge, MA	D	Q3-05	100.0%	100.0%	65.9	65.9	65.9	203
Ashton Mill	Cumberland, RI	D	Q3-05	90.0%	100.0%	46.3	46.3	46.3	193
Sterling Glen of Lynbrook(g)	Lynbrook, NY	D	Q4-05	80.0%	100.0%	31.1	31.1	31.1	100
Met Lofts(c)	Los Angeles, CA	D	Q4-05	50.0%	50.0%	0.0	65.7	32.8	264

						$239.8	$305.5	$272.6	1,088

Total 2005 Openings(d)						$547.6	$613.3	$579.5

								Opened in ’05/ Total

Residential Phased-In Units(c)(e)
Newport Landing	Coventry, OH	D	2002-05	50.0%	50.0%	$0.0	$16.0	$8.0	60/336
Arbor Glen	Twinsburg, OH	D	2004-07	50.0%	50.0%	0.0	18.4	9.2	48/288
Woodgate/Evergreen Farms	Olmsted Township, OH	D	2004-07	33.0%	33.0%	0.0	22.9	7.6	84/348
Pine Ridge Expansion	Willoughby Hills, OH	D	2005-06	50.0%	50.0%	0.0	15.2	7.6	69/162

Total(f)						$0.0	$72.5	$32.4	261/1,134

See attached 2005 footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
January 31, 2006
Under Construction or to be acquired (17)

				FCE				Cost at FCE
				Legal	Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share
		Dev.(D)	Anticipated	Ownership%(i)	FCE %(i)	Consolidation	at 100%	(Non-GAAP)(b)	Sq. Ft./		Pre-Leased
Property	Location	Acq.(A)	Opening	(1)	(2)	(GAAP)(a)	(3)	(2)X(3)	No. of Units		%

						(in millions)

Retail Centers:
Northfield at Stapleton Phase II & III(l)	Denver, CO	D	Q1-06/Q3-06	95.0%	97.4%	$142.5	$142.5	$138.8	723,000	(j)	49%
San Francisco Centre-Emporium(c)	San Francisco, CA	D	Q3-06	50.0%	50.0%	0.0	425.0	212.5	964,000	(k)	74%
San Francisco Centre(c)	San Francisco, CA	A	Q3-06	50.0%	50.0%	0.0	151.8	75.9	508,000		100%
Promenade Bolingbrook	Bolingbrook, IL	D	Q1-07	100.0%	100.0%	117.7	117.7	117.7	731,000	(j)	43%

						$260.2	$837.0	$544.9	2,926,000

Office:
Advent Solar(c)	Albuquerque, NM	D	Q2-06	50.0%	50.0%	$0.0	$8.9	$4.5	88,000		100%
Illinois Science and Technology Park	Skokie, IL	A/D	Q3-06	100.0%	100.0%	77.5	77.5	77.5	661,000		0%
Edgeworth Building	Richmond, VA	D	Q4-06	100.0%	100.0%	35.2	35.2	35.2	187,000		54%
Stapleton Medical Office Building	Denver, CO	D	Q4-06	90.0%	90.0%	11.0	11.0	9.9	45,000		44%
New York Times(c)	Manhattan, NY	D	Q2-07	28.0%	40.0%	0.0	415.0	166.0	734,000		0%

						$123.7	$547.6	$293.1	1,715,000

Residential:
Sky55	Chicago, IL	D	Q1-06	100.0%	100.0%	$110.7	$110.7	$110.7	411
1251 S. Michigan	Chicago, IL	D	Q1-06	100.0%	100.0%	12.0	12.0	12.0	91
Sterling Glen of Roslyn(g)	Roslyn, NY	D	Q2-06	40.0%	100.0%	74.9	74.9	74.9	158
Ohana Military Communities(c)(e)	Honolulu, HI	D	2005-2008	10.0%	10.0%	0.0	316.5	31.7	1,952
Dallas Mercantile	Dallas, TX	D	Q2-07/Q2-08	100.0%	100.0%	116.2	116.2	116.2	362	(n)

						$313.8	$630.3	$345.5	2,974

									Pre-Sold %

Condominiums:
1100 Wilshire(c)	Los Angeles, CA	D	Q2-06	50.0%	50.0%	$0.0	$115.9	$58.0	228		90%
Cutters Ridge at Tobacco Row	Richmond, VA	D	Q3-06	100.0%	100.0%	4.5	4.5	4.5	12		0%
Mercury(c)(o)	Los Angeles, CA	D	Q1-07	50.0%	50.0%	0.0	138.0	69.0	238		0%

						$4.5	$258.4	$131.5	478

Total Under Construction(h)						$702.2	$2,273.3	$1,315.0

LESS: Above properties to be sold as condominiums						4.5	258.4	131.5

Under Construction less Condominiums						$697.7	$2,014.9	$1,183.5

								Under Const./ Total

Residential Phased-In Units Under Construction:(c)(e)
Arbor Glen	Twinsburg, OH	D	2004-07	50.0%	50.0%	$0.0	$18.4	$9.2	96/288
Woodgate/ Evergreen Farms	Olmsted Township, OH	D	2004-07	33.0%	33.0%	0.0	22.9	7.6	144/348
Pine Ridge Expansion	Willoughby Hills, OH	D	2005-06	50.0%	50.0%	0.0	15.2	7.6	93 /162
Cobblestone Court	Painesville, OH	D	2006-08	50.0%	50.0%	0.0	24.6	12.3	112/304

Total(m)						$0.0	$81.1	$36.7	445/1,102

See attached 2005 footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
2005 Footnotes

(a)	Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity (“VIE”).

(b)	Cost at pro-rata share represents Forest City’s share of cost, based on the Company’s pro-rata ownership of each property (a non-GAAP measure). Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.

(c)	Reported under the equity method of accounting. This method represents a GAAP measure for investments in which the Company is not deemed to have control or to be the primary beneficiary of our investments in a VIE.

(d)	The difference between the full consolidation amount (GAAP) of $547.6 million of cost to the Company’s pro-rata share (a non-GAAP measure) of $579.5 million of cost consists of a reduction to full consolidation for minority interest of $0.9 million of cost and the addition of its share of cost for unconsolidated investments of $32.8 million.

(e)	Phased-in openings. Costs are representative of the total project.

(f)	The difference between the full consolidation amount (GAAP) of $0.0 million of cost to the Company’s pro-rata share (a non-GAAP measure) of $32.4 million of cost consists of the Company’s share of cost for unconsolidated investments of $32.4 million.

(g)	Supported-living property.

(h)	The difference between the full consolidation amount (GAAP) of $702.2 million of cost to the Company’s pro-rata share (a non-GAAP measure) of $1,315.0 million of cost consists of a reduction to full consolidation for minority interest of $4.8 million of cost and the addition of its share of cost for unconsolidated investments of $617.6 million.

(i)	As is customary within the real estate industry, the Company invests in certain real estate projects through joint ventures. For some of these projects, the Company provides funding at percentages that differ from the Company’s legal ownership. The Company consolidates its investments in these projects in accordance with FIN No. 46(R) at a consolidation percentage that is reflected in the Pro-Rata FCE % column.

(j)	Includes 39,000 square feet of office space.

(k)	Includes 235,000 square feet of office space.

(l)	Phased opening: Phase I opened Q4-05, Phase II opens Q1-06, Phase III opens Q3-06.

(m)	The difference between the full consolidation amount (GAAP) of $0.0 million of cost to the Company’s pro-rata share (a non-GAAP measure) of $36.7 million of cost consists of Forest City’s share of cost for unconsolidated investments of $36.7 million.

(n)	Project includes 18,000 square feet of retail space.

(o)	Formerly 3800 Wilshire.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Mortgage Financings
Our primary capital strategy seeks to isolate the financial risk at the property level to maximize returns and reduce risk on and of our equity capital. Our mortgage debt is nonrecourse, including our construction loans. We operate as a C-corporation and retain substantially all of our internally generated cash flows. We recycle this cash flow, together with refinancing and property sale proceeds to fund new development and acquisitions that drive favorable returns for our shareholders. This strategy provides us with the necessary liquidity to take advantage of investment opportunities.
We use taxable and tax-exempt nonrecourse debt for our real estate projects. For those projects financed with taxable debt, we generally seek long-term, fixed rate financing for those real estate project loans which mature within the next 12 months, as well as those real estate projects which are projected to open and achieve stabilized operations during that same time frame. For real estate projects financed with tax-exempt debt, we generally utilize variable rate debt. For construction loans, we generally pursue variable-rate financings with maturities ranging from two to five years.
We are actively working to extend the maturities and/or refinance the nonrecourse debt that is coming due in 2006 and 2007. During the year ended January 31, 2006, we completed the following financings:

			Plus
			Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata
Purpose of Financing	Consolidation	Interest	Pro-Rata	Consolidation

	(in thousands)
Refinancings	$891,304	$225,431	$109,649	$775,522
Development projects (commitment)/acquisitions	622,659	19,675	78,810	681,794
Loan extensions/additional fundings	226,639	17,720	31,463	240,382

	$1,740,602	$262,826	$219,922	$1,697,698

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands)
As of January 31, 2006

	Fiscal Year Ending January 31, 2007				Fiscal Year Ending January 31, 2008

			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata	Full	Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$292,266	$16,889	$14,736	$290,113	$160,787	$27,293	$96,070	$229,564
Weighted average rate	7.07%	7.17%	6.66%	7.04%	6.90%	6.95%	7.46%	7.13%
UDAG	8,385	176	12,077	20,286	728	180	—	548
Weighted average rate	0.23%	2.78%	7.22%	4.37%	2.56%	2.74%	—	2.50%

Total fixed-rate debt	300,651	17,065	26,813	310,399	161,515	27,473	96,070	230,112

Variable:
Variable-rate debt	272,941	9,043	90,814	354,712	267,609	45,531	56,291	278,369
Weighted average rate	6.50%	6.28%	6.95%	6.62%	6.50%	6.82%	6.51%	6.45%
Tax-Exempt	112,152	7,741	31,356	135,767	127,670	2,400	2,670	127,940
Weighted average rate	4.25%	4.22%	4.76%	4.37%	4.50%	4.55%	3.52%	4.48%

Total variable-rate debt	385,093	16,784	122,170	490,479	395,279	47,931	58,961	406,309

Total Nonrecourse Mortgage Debt	$685,744	$33,849	$148,983	$800,878	$556,794	$75,404	$155,031	$636,421
Weighted Average Rate	6.30%	6.24%	6.48%	6.33%	6.15%	6.79%	7.05%	6.29%

	Fiscal Year Ending January 31, 2009				Fiscal Year Ending January 31, 2010

			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata	Full	Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$122,819	$19,103	$86,257	$189,973	$267,652	$57,667	$97,790	$307,775
Weighted average rate	6.81%	7.00%	6.81%	6.79%	7.04%	7.43%	7.07%	6.98%
UDAG	726	188	948	1,486	724	197	—	527
Weighted average rate	2.50%	2.80%	—	0.87%	2.44%	2.85%	—	2.28%

Total fixed-rate debt	123,545	19,291	87,205	191,459	268,376	57,864	97,790	308,302

Variable:
Variable-rate debt	25,532	—	64,213	89,745	3,190	—	10,681	13,871
Weighted average rate	6.47%	—	6.94%	6.81%	5.81%	—	5.72%	5.74%
Tax-Exempt	16,000	—	82	16,082	277,000	15,600	40,090	301,490
Weighted average rate	4.59%	—	3.76%	4.59%	4.70%	4.24%	3.55%	4.57%

Total variable-rate debt	41,532	—	64,295	105,827	280,190	15,600	50,771	315,361

Total Nonrecourse Mortgage Debt	$165,077	$19,291	$151,500	$297,286	$548,566	$73,464	$148,561	$623,663
Weighted Average Rate	6.52%	6.96%	6.82%	6.65%	5.85%	6.74%	6.02%	5.78%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands)
As of January 31, 2006

	Fiscal Year Ending January 31, 2011				Thereafter

			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata	Full	Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$345,062	$110,960	$18,662	$252,764	$2,357,321	$275,768	$253,053	$2,334,606
Weighted average rate	6.88%	6.64%	7.35%	7.02%	6.10%	6.42%	5.95%	6.04%
UDAG	20,671	13,065	—	7,606	72,189	5,499	—	66,690
Weighted average rate	1.80%	0.99%	—	3.19%	1.81%	1.96%	—	1.79%

Total fixed-rate debt	365,733	124,025	18,662	260,370	2,429,510	281,267	253,053	2,401,296

Variable:
Variable-rate debt	47,549	—	7,309	54,858	61,775	—	34,184	95,959
Weighted average rate	5.74%	—	8.27%	6.08%	5.99%	—	5.63%	5.86%
Tax-Exempt	28,660	6,520	4,824	26,964	270,024	11,780	44,000	302,244
Weighted average rate	5.29%	5.51%	3.76%	4.96%	4.20%	3.96%	3.93%	4.17%

Total variable-rate debt	76,209	6,520	12,133	81,822	331,799	11,780	78,184	398,203

Total Nonrecourse Mortgage Debt	$441,942	$130,545	$30,795	$342,192	$2,761,309	$293,047	$331,237	$2,799,499
Weighted Average Rate	6.42%	6.02%	7.01%	6.62%	5.80%	6.24%	5.64%	5.74%

	Total

			Plus
		Less	Unconsolidated
	Full	Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$3,545,907	$507,680	$566,568	$3,604,795
Weighted average rate	6.39%	6.66%	6.59%	6.38%
UDAG	103,423	19,305	13,025	97,143
Weighted average rate	1.69%	1.34%	6.69%	2.43%

Total fixed-rate debt	3,649,330	526,985	579,593	3,701,938

Variable:
Variable-rate debt	678,596	54,574	263,492	887,514
Weighted average rate	6.40%	6.73%	6.67%	6.46%
Tax-Exempt	831,506	44,041	123,022	910,487
Weighted average rate	4.47%	4.37%	4.00%	4.41%

Total variable-rate debt	1,510,102	98,615	386,514	1,798,001

Total Nonrecourse Mortgage Debt	$5,159,432	$625,600	$966,107	$5,499,939
Weighted Average Rate	5.98%	6.34%	6.28%	6.00%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
As discussed on page 2, we present certain financial amounts under the pro-rata consolidation method (a non-GAAP measure). This information is useful to our investors because we believe that it more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. The tables below present amounts for both full consolidation, a GAAP measure, and pro-rata consolidation, providing a reconciliation of the difference between the two methods. Under the pro-rata consolidation method, we present our partnership investments proportionate to our share of ownership for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary for our investments in a VIE. Partnership assets and liabilities are reported on the equity or cost method of accounting if we do not have control, or, in the case of investments in VIEs, the Company is not deemed the primary beneficiary.
Consolidated Balance Sheet Information – January 31, 2006 (unaudited)

			Plus
	Full		Unconsolidated	Pro-Rata
	Consolidation	Less Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)
Assets
Real Estate
Completed rental properties	$6,162,995	$765,827	$931,183	$6,328,351
Projects under development	886,256	84,241	394,648	1,196,663
Land held for development or sale	105,875	3,420	97,566	200,021

Total Real Estate	7,155,126	853,488	1,423,397	7,725,035
Less accumulated depreciation	(986,594)	(147,375)	(269,412)	(1,108,631)

Real Estate, net	6,168,532	706,113	1,153,985	6,616,404

Cash and equivalents	254,734	33,026	13,522	235,230
Restricted cash	430,264	31,942	51,241	449,563
Notes and accounts receivable, net	265,264	30,562	(2,045)	232,657
Investments in and advances to affiliates	361,942	—	(155,245)	206,697
Other assets	509,605	37,042	93,873	566,436

Total Assets	$7,990,341	$838,685	$1,155,331	$8,306,987

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$5,159,432	$625,600	$966,107	$5,499,939
Notes payable	89,174	19,214	91,710	161,670
Bank revolving credit facility	82,500	—	—	82,500
Senior and subordinated debt	599,400	—	—	599,400
Accounts payable and accrued expenses	674,949	91,155	97,514	681,308
Deferred income taxes	387,788	—	—	387,788

Total Liabilities	6,993,243	735,969	1,155,331	7,412,605
Minority Interest	102,716	102,716	—	—

Total Shareholders’ Equity	894,382	—	—	894,382

Total Liabilities and Shareholders’ Equity	$7,990,341	$838,685	$1,155,331	$8,306,987

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Balance Sheet Information – January 31, 2005 (unaudited)

			Plus
	Full		Unconsolidated	Pro-Rata
	Consolidation	Less Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)
Assets
Real Estate
Completed rental properties	$5,708,558	$843,631	$929,275	$5,794,202
Projects under development	634,441	20,300	255,124	869,265
Land held for development or sale	94,907	3,577	93,755	185,085

Total Real Estate	6,437,906	867,508	1,278,154	6,848,552
Less accumulated depreciation	(865,562)	(141,674)	(255,221)	(979,109)

Real Estate, net	5,572,344	725,834	1,022,933	5,869,443

Cash and equivalents	276,492	24,090	11,956	264,358
Restricted cash	347,267	28,478	57,296	376,085
Notes and accounts receivable, net	212,868	51,127	854	162,595
Investments in and advances to affiliates	415,234	—	(166,337)	248,897
Other assets	497,880	48,581	99,463	548,762

Total Assets	$7,322,085	$878,110	$1,026,165	$7,470,140

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$4,787,191	$649,959	$892,617	$5,029,849
Notes payable	93,432	16,529	51,706	128,609
Bank revolving credit facility	—	—	—	—
Senior and subordinated debt	599,400	—	—	599,400
Accounts payable and accrued expenses	587,274	115,849	81,842	553,267
Deferred income taxes	354,490	—	—	354,490

Total Liabilities	6,421,787	782,337	1,026,165	6,665,615
Minority Interest	95,773	95,773	—	—

Total Shareholders’ Equity	804,525	—	—	804,525

Total Liabilities and Shareholders’ Equity	$7,322,085	$878,110	$1,026,165	$7,470,140

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Year Ended January 31, 2006 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)
Revenues from real estate operations	$1,200,775	$140,603	$318,282	$54,649	$1,433,103
Expenses
Operating expenses	694,296	65,591	194,900	39,382	862,987
Interest expense, including early extinguishment of debt	280,530	29,115	52,589	14,814	318,818
Amortization of mortgage procurement costs	12,547	2,280	3,279	436	13,982
Provision for decline in real estate	7,874	1,432	704	—	7,146
Depreciation and amortization	174,792	14,355	39,991	6,477	206,905

	1,170,039	112,773	291,463	61,109	1,409,838

Interest income	28,095	2,666	1,218	283	26,930
Equity in earnings of unconsolidated entities (Note 1)	55,201	—	(49,060)	—	6,141
Gain on disposition of rental properties and other investments	506	—	21,023	43,198	64,727

Earnings before income taxes	114,538	30,496	—	37,021	121,063

Income tax expense (benefit)
Current	1,263	—	—	(4,223)	(2,960)
Deferred	21,975	—	—	18,529	40,504

	23,238	—	—	14,306	37,544

Earnings before minority interest and discontinued operations	91,300	30,496	—	22,715	83,519

Minority interest	(30,496)	(30,496)	—	—	—

Earnings from continuing operations (Note 1)	60,804	—	—	22,715	83,519

Discontinued operations, net of tax and minority interest:
Operating (losses) earnings from rental properties	(3,790)	—	—	3,790	—
Gain on disposition of rental properties	26,505	—	—	(26,505)	—

	22,715	—	—	(22,715)	—

Net earnings	$83,519	$—	$—	$—	$83,519

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the year ended January 31, 2006, three equity method investments were sold, Showcase, Colony Place and Flower Park Plaza. A pre-tax gain of $21,023 ($12,900 net of tax) has been reported in equity in earnings of unconsolidated entities in the Consolidated Statements of Earnings, and therefore is included in earnings from continuing operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Year Ended January 31, 2005 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)
Revenues from real estate operations	$986,054	$133,886	$260,844	$63,015	$1,176,027
Expenses
Operating expenses	567,276	71,239	155,898	40,338	692,273
Interest expense, including early extinguishment of debt	243,316	28,035	50,718	18,990	284,989
Amortization of mortgage procurement costs	13,427	2,825	1,477	677	12,756
Depreciation and amortization	153,085	10,870	30,927	10,680	183,822

	977,104	112,969	239,020	70,685	1,173,840
Interest income	45,302	4,244	550	253	41,861
Equity in earnings of unconsolidated entities (Note 1)	54,392	—	(54,370)	—	22
Gain on disposition of rental properties and other investments	438	—	31,996	67,645	100,079

Earnings before income taxes	109,082	25,161	—	60,228	144,149

Income tax expense (benefit)
Current	(12,857)	—	—	3,155	(9,702)
Deferred	52,770	—	—	20,660	73,430

	39,913	—	—	23,815	63,728

Earnings before minority interest, discontinued operations, and cumulative effect of change in accounting principle	69,169	25,161	—	36,413	80,421

Minority interest	(25,161)	(25,161)	—	—	—

Earnings from continuing operations (Note 1)	44,008	—	—	36,413	80,421

Discontinued operations, net of tax and minority interest:
Operating earnings from Lumber Group	4,545	—	—	—	4,545
Operating loss from rental properties	(4,480)	—	—	4,480	—
Gain on disposition of Lumber Group	11,501	—	—	—	11,501
Gain on disposition of rental properties	40,893	—	—	(40,893)	—

	52,459	—	—	(36,413)	16,046

Cumulative effect of change in accounting principle, net of tax	(11,261)	—	—	—	(11,261)

Net earnings	$85,206	$—	$—	$—	$85,206

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the year ended January 31, 2005, three equity method investments were sold, Chapel Hill Mall, Manhattan Town Center Mall and Chapel Hill Suburban. A pre-tax gain of $31,996 ($19,341 net of tax) has been reported in equity in earnings of unconsolidated entities in the Consolidated Statements of Earnings, and therefore is included in earnings from continuing operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following schedules present information on investments in and advances to affiliates.
Investments in and Advances to Affiliates
      Included in Investments in and Advances to Affiliates in the Consolidated Balance Sheet Information tables are unconsolidated investments in entities which we do not control and/or are not the primary beneficiary, and which are accounted for under the equity method of accounting, as well as advances to partners and other affiliates.
Following is a reconciliation of members’ and partners’ equity to our carrying value in the accompanying Consolidated Balance Sheet Information:

	January 31,
	2006	2005

	(in thousands)
Members’ and partners’ equity, as below	$564,280	$619,670
Equity of other members and partners	409,035	453,333

Company’s investment in partnerships	155,245	166,337
Advances to and on behalf of other affiliates(1)	206,697	248,897

Total Investments in and advances to affiliates	$361,942	$415,234

(1)	As is customary within the real estate industry, the Company invests in certain projects through joint ventures. The Company provides funding for certain of its partners’ equity contributions. The most significant partnership for which the Company provides funding relates to Forest City Ratner Companies, representing the Commercial Group’s New York City operations and one unconsolidated project reported in the Residential Group. The Company consolidates the majority of its investments in these Commercial Group projects. The Company’s partner is the President and Chief Executive Officer of Forest City Ratner Companies and is the cousin to five executive officers of the Company. At January 31, 2006 and 2005, amounts advanced for projects on behalf of this partner, collateralized solely by each respective partnership interest were $50,230 and $63,213, respectively, of the $206,697 and $248,897 presented above for “Advances to and on behalf of other affiliates.” These advances entitle the Company to a preferred return on and of the outstanding balances, which are payable solely from cash flows of each respective property, as well as a deficit restoration obligation provided by the partner.
Summarized financial information for the equity method investments is as follows:

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)

	January 31,		January 31,
	2006	2005	2006	2005

	(in thousands)		(in thousands)
Balance Sheet:
Completed rental properties	$1,946,922	$1,879,706	$931,183	$929,275
Projects under development	854,316	564,712	394,648	255,124
Land held for development or sale	181,315	177,080	97,566	93,755
Accumulated depreciation	(529,501)	(497,566)	(269,412)	(255,221)
Restricted cash	317,850	362,583	51,241	57,296
Other assets	469,676	542,567	105,350	112,273

Total Assets	$3,240,578	$3,029,082	$1,310,576	$1,192,502

Mortgage debt, nonrecourse	$2,145,146	$2,012,578	$966,107	$892,617
Other liabilities	531,152	396,834	189,224	133,548
Members’ and partners’ equity	564,280	619,670	155,245	166,337

Total Liabilities and Members’/ Partners’ Equity	$3,240,578	$3,029,082	$1,310,576	$1,192,502

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Year Ended January 31,	2006	2005	2006	2005

	(in thousands)
Operations:
Revenues	$692,793	$530,990	$318,282	$260,844
Equity in earnings of unconsolidated entities on a pro-rata basis	—	—	6,141	22
Operating expenses	(427,520)	(318,625)	(194,900)	(155,898)
Interest expense including early extinguishment of debt	(122,550)	(106,556)	(52,589)	(50,718)
Provision for decline in real estate	(704)	—	(704)	—
Depreciation and amortization	(113,144)	(77,985)	(43,270)	(32,404)
Interest income	9,756	3,592	1,218	550
Gain on disposition of rental properties(2)	85,802	61,427	21,023	31,996

Net Earnings (pre-tax)	$124,433	$92,843	$55,201	$54,392

(2)	The following table shows the detail of gain on disposition of rental properties that were held by equity method investments:

		Combined (100%)		Pro-Rata Share
		(GAAP)		(Non-GAAP)

		Year Ended January 31,
		2006	2005	2006	2005

		(in thousands)
Showcase (Specialty Retail Center)	(Las Vegas, Nevada)	$71,005	$—	$13,145	$—
Colony Place (Apartments)	(Fort Myers, Florida)	10,703	—	5,352	—
Flower Park Plaza (Apartments)	(Santa Ana, California)	4,094	—	2,526	—
Chapel Hill Mall (Regional Mall)	(Akron, Ohio)	—	56,455	—	27,943
Manhattan Town Center Mall (Regional Mall)	(Manhattan, Kansas)	—	3,141	—	3,138
Chapel Hill Suburban (Specialty Retail Center)	(Akron, Ohio)	—	1,831	—	915

Total		$85,802	$61,427	$21,023	$31,996

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate and Related Nonrecourse Mortgage Debt

	January 31, 2006

		Less		Nonrecourse
		Accumulated		Mortgage
	Total Cost	Depreciation	Net Cost	Debt

	(in thousands)
Full Consolidation:
Completed rental properties
Residential	$1,540,151	$182,166	$1,357,985	$1,095,723
Commercial
Retail centers	2,217,154	276,886	1,940,268	1,814,124
Office and other buildings	2,396,530	523,197	1,873,333	1,711,772
Corporate and other equipment	9,160	4,345	4,815	—

	6,162,995	986,594	5,176,401	4,621,619

Projects under development
Residential
Under construction	172,724	—	172,724	158,000
In development(1)	182,235	—	182,235	216,599
Commercial
Retail centers
Under construction	165,614	—	165,614	48,711
In development	135,480	—	135,480	5,924
Office and other buildings
Under construction	40,296	—	40,296	26,650
In development	189,907	—	189,907	52,822

	886,256	—	886,256	508,706

Land held for development or sale	105,875	—	105,875	29,107

Total real estate and mortgage debt	$7,155,126	$986,594	$6,168,532	$5,159,432

Less Minority Interest:
Completed rental properties
Residential	$110,630	$10,108	$100,522	$85,052
Commercial
Retail centers	221,132	26,510	194,622	214,442
Office and other buildings	434,065	110,757	323,308	289,774
Corporate and other equipment	—	—	—	—

	765,827	147,375	618,452	589,268

Projects under development
Residential
Under construction	7,280	—	7,280	13,000
In development	109	—	109	—
Commercial
Retail centers
Under construction	4,539	—	4,539	—
In development	6,561	—	6,561	2,962
Office and other buildings
Under construction	84	—	84	—
In development	65,668	—	65,668	20,370

	84,241	—	84,241	36,332

Land held for development or sale	3,420	—	3,420	—

Total real estate and mortgage debt	$853,488	$147,375	$706,113	$625,600

(1)	Nonrecourse mortgage debt includes $160,000 in municipals bonds issued to fund construction expected to commence in the first quarter of 2006. At January 31, 2006, substantially all the bond funds are in restricted cash on the Consolidated Balance Sheets.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate and Related Nonrecourse Mortgage Debt (continued)

	January 31, 2006

		Less		Nonrecourse
		Accumulated		Mortgage
	Total Cost	Depreciation	Net Cost	Debt

	(in thousands)
Plus Unconsolidated Investments at Pro-Rata:
Completed rental properties
Residential	$618,179	$165,367	$452,812	$524,939
Commercial
Retail centers	155,499	46,119	109,380	167,322
Office and other buildings	157,503	57,926	99,577	101,860
Corporate and other equipment	2	—	2	—

	931,183	269,412	661,771	794,121

Projects under development
Residential
Under construction	89,274	—	89,274	40,672
In development	5,966	—	5,966	—
Commercial
Retail centers
Under construction	127,365	—	127,365	49,658
In development	78,372	—	78,372	22,430
Office and other buildings
Under construction	73,545	—	73,545	—
In development	20,126	—	20,126	5,620

	394,648	—	394,648	118,380

Land held for development or sale	97,566	—	97,566	53,606

Total real estate and mortgage debt	$1,423,397	$269,412	$1,153,985	$966,107

Pro-Rata Consolidation (Non-GAAP):
Completed rental properties
Residential	$2,047,700	$337,425	$1,710,275	$1,535,610
Commercial
Retail centers	2,151,521	296,495	1,855,026	1,767,004
Office and other buildings	2,119,968	470,366	1,649,602	1,523,858
Corporate and other equipment	9,162	4,345	4,817	—

	6,328,351	1,108,631	5,219,720	4,826,472

Projects under development
Residential
Under construction	$254,718	$—	$254,718	$185,672
In development(1)	188,092	—	188,092	216,599
Commercial
Retail centers
Under construction	288,440	—	288,440	98,369
In development	207,291	—	207,291	25,392
Office and other buildings
Under construction	113,757	—	113,757	26,650
In development	144,365	—	144,365	38,072

	1,196,663	—	1,196,663	590,754

Land held for development or sale	200,021	—	200,021	82,713

Total real estate and mortgage debt	$7,725,035	$1,108,631	$6,616,404	$5,499,939

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation (“Rental Properties”) is a wholly-owned subsidiary of Forest City Enterprises, Inc. engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects. Consolidated Balance Sheet information and Consolidated Earnings information for Rental Properties and its subsidiaries follow.
Forest City Rental Properties Corporation and Subsidiaries
Consolidated Balance Sheet Information — January 31, 2006 (unaudited)

			Plus
	Full		Unconsolidated	Pro-Rata
	Consolidation	Less Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)
Assets
Real Estate
Completed rental properties	$6,153,835	$765,827	$931,181	$6,319,189
Projects under development	886,256	84,241	394,648	1,196,663
Land for development or sale	38,091	3,420	15,604	50,275

Total Real Estate	7,078,182	853,488	1,341,433	7,566,127
Less accumulated depreciation	(982,249)	(147,375)	(269,412)	(1,104,286)

Real Estate, net	6,095,933	706,113	1,072,021	6,461,841

Cash and equivalents	141,471	33,026	9,675	118,120
Restricted cash	429,176	31,942	50,516	447,750
Notes and accounts receivable, net	242,952	30,562	(3,885)	208,505
Investments in and advances to affiliates	298,596	—	(111,992)	186,604
Other assets	429,496	37,042	93,415	485,869

Total Assets	$7,637,624	$838,685	$1,109,750	$7,908,689

Liabilities and Shareholders’ Equity

Liabilities
Mortgage debt, nonrecourse	$5,130,324	$625,600	$928,502	$5,433,226
Notes payable	77,230	19,214	88,822	146,838
Bank revolving credit facility	82,500	—	—	82,500
Senior and subordinated debt	20,400	—	—	20,400
Accounts payable and accrued expenses(1)	970,437	91,155	92,426	971,708
Deferred income taxes	428,453	—	—	428,453

Total Liabilities	6,709,344	735,969	1,109,750	7,083,125

Minority Interest	102,716	102,716	—	—

Total Shareholders’ Equity	825,564	—	—	825,564

Total Liabilities and Shareholders’ Equity	$7,637,624	$838,685	$1,109,750	$7,908,689

(1)	Included in the Full Consolidation balance is $398,895 of liabilities payable to Forest City Enterprises, Inc.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation and Subsidiaries
Consolidated Balance Sheet Information — January 31, 2005 (unaudited)

			Plus
	Full		Unconsolidated	Pro-Rata
	Consolidation	Less Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)
Assets
Real Estate
Completed rental properties	$5,691,161	$843,631	$929,276	$5,776,806
Projects under development	634,441	20,300	255,124	869,265
Land held for development or sale	40,546	3,577	16,038	53,007

Total Real Estate	6,366,148	867,508	1,200,438	6,699,078
Less accumulated depreciation	(861,516)	(141,674)	(255,221)	(975,063)

Real Estate, net	5,504,632	725,834	945,217	5,724,015

Cash and equivalents	113,260	24,090	6,951	96,121
Restricted cash	347,158	28,478	56,824	375,504
Notes and accounts receivable, net	193,321	51,127	(1,724)	140,470
Investments in and advances to affiliates	357,499	—	(123,448)	234,051
Other assets	436,269	48,581	98,756	486,444

Total Assets	$6,952,139	$878,110	$982,576	$7,056,605

Liabilities and Shareholders’ Equity

Liabilities
Mortgage debt, nonrecourse	$4,765,467	$649,959	$855,944	$4,971,452
Notes payable	83,662	16,529	50,586	117,719
Bank revolving credit facility	—	—	—	—
Senior and subordinated debt	20,400	—	—	20,400
Accounts payable and accrued expenses (1)	881,665	115,849	76,046	841,862
Deferred income taxes	379,305	—	—	379,305

Total Liabilities	6,130,499	782,337	982,576	6,330,738

Minority Interest	95,773	95,773	—	—

Total Shareholders’ Equity	725,867	—	—	725,867

Total Liabilities and Shareholders’ Equity	$6,952,139	$878,110	$982,576	$7,056,605

(1)	Included in the Full Consolidation balance is $377,060 of liabilities payable to Forest City Enterprises, Inc.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation and Subsidiaries
Consolidated Earnings Information — Year Ended January 31, 2006 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)
Revenues from real estate operations	$1,171,776	$140,603	$273,959	$54,649	$1,359,781
Expenses
Operating expenses	634,553	65,591	168,761	39,382	777,105
Interest expense, including early extinguishment of debt	276,709	29,115	52,269	14,814	314,677
Amortization of mortgage procurement costs	12,178	2,280	2,963	436	13,297
Provision for decline in real estate	6,356	1,432	704	—	5,628
Depreciation and amortization	173,688	14,355	39,783	6,477	205,593

	1,103,484	112,773	264,480	61,109	1,316,300

Interest income	26,353	2,666	1,078	283	25,048
Equity in earnings of unconsolidated entities (Note 1)	34,588	—	(31,580)	—	3,008
Gain on disposition of rental properties	—	—	21,023	43,198	64,221

Earnings before income taxes	129,233	30,496	—	37,021	135,758

Income tax expense (benefit)
Current	231	—	—	(4,223)	(3,992)
Deferred	26,374	—	—	18,529	44,903

	26,605	—	—	14,306	40,911

Earnings before minority interest and discontinued operations	102,628	30,496	—	22,715	94,847
Minority interest	(30,496)	(30,496)	—	—	—

Earnings from continuing operations (Note 1)	72,132	—	—	22,715	94,847

Discontinued operations, net of tax and minority interest
Operating loss from rental properties	(3,790)	—	—	3,790	—
Gain on disposition of rental properties	26,505	—	—	(26,505)	—

	22,715	—	—	(22,715)	—

Net earnings	$94,847	$—	$—	$—	$94,847

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the year ended January 31, 2006, three equity method investments were sold, Showcase, Colony Place and Flower Park Plaza. A pre-tax gain of $21,023 ($12,900 net of tax) has been reported in equity in earnings of unconsolidated entities in the Consolidated Statements of Earnings, and therefore is included in earnings from continuing operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation and Subsidiaries
Consolidated Earnings Information – Year Ended January 31, 2005 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)
Revenues from real estate operations	$962,658	$133,886	$233,691	$63,015	$1,125,478
Expenses
Operating expenses	513,616	71,239	135,229	40,338	617,944
Interest expense, including early extinguishment of debt	239,067	28,035	50,200	18,990	280,222
Amortization of mortgage procurement costs	13,184	2,825	1,127	677	12,163
Depreciation and amortization	151,999	10,870	30,880	10,680	182,689

	917,866	112,969	217,436	70,685	1,093,018

Interest income	44,624	4,244	444	253	41,077
Equity in earnings of unconsolidated entities (Note 1)	45,136	—	(48,695)	—	(3,559)
Gain on disposition of rental properties	—	—	31,996	67,645	99,641

Earnings before income taxes	134,552	25,161	—	60,228	169,619

Income tax expense (benefit)
Current	(1,175)	—	—	3,155	1,980
Deferred	49,218	—	—	20,660	69,878

	48,043	—	—	23,815	71,858

Earnings before minority interest, discontinued operations and cumulative effect of change in accounting principle	86,509	25,161	—	36,413	97,761

Minority interest	(25,161)	(25,161)	—	—	—

Earnings from continuing operations (Note 1)	61,348	—	—	36,413	97,761

Discontinued operations, net of tax and minority interest
Operating loss from rental properties	(4,480)	—	—	4,480	—
Gain on disposition of rental properties	40,893	—	—	(40,893)	—

	36,413	—	—	(36,413)	—

Cumulative effect of change in accounting principle, net of tax	(11,261)	—	—	—	(11,261)

Net earnings	$86,500	$—	$—	$—	$86,500

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the year ended January 31,2005, three equity method investments were sold, Chapel Hill Mall, Manhattan Town Center Mall and Chapel Hill Suburban. A pre-tax gain of $31,996 ($19,341 net of tax) has been reported in equity in earnings of unconsolidated entities in the Consolidated Statements of Earnings, and therefore is included in earnings from continuing operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following is a summary of the real estate activity of the Company’s Real Estate Groups as presented on pro-rata consolidation including a reconciliation from full consolidation to pro-rata consolidation.
Forest City Rental Properties Corporation – Real Estate Activity(1)

	Pro-Rata Consolidation (Non-GAAP)

	January 31,

	2006		2005		2004		2003		2002

	(in thousands)
Forest City Rental Properties Corporation – Real Estate Activity(1)
Real estate – end of year
Completed rental properties	$6,319,189		$5,776,806		$4,786,035		$4,082,080		$3,614,420
Projects under development	1,196,663		869,265		541,476		575,558		483,730
Land held for development or sale	50,275		53,007		53,089		51,751		59,375

Real estate, at cost	7,566,127		6,699,078		5,380,600		4,709,389		4,157,525
Less accumulated depreciation	(1,104,286)		(975,063)		(816,395)		(697,055)		(613,902)

Total real estate	$6,461,841		$5,724,015		$4,564,205		$4,012,334		$3,543,623

Real estate activity during the year
Completed rental properties
Capital expenditures	$66,239		$127,486		$38,890		$43,266		$67,422
Transferred from projects under development	534,820		612,111		377,578		305,982		363,180
Acquisitions	58,667		115,185		374,305		172,860		78,499
Other additions(7)	81,396		337,293		—		—		—

Total additions	741,122		1,192,075		790,773		522,108		509,101
Dispositions	(198,739	) (2)	(201,304	) (3)	(86,818	) (4)	(54,448	) (5)	(110,092	) (6)

Completed rental properties, net additions	542,383		990,771		703,955		467,660		399,009

Projects under development
New development	926,217		885,320		343,496		397,810		389,303
Transferred to completed rental properties	(534,820)		(612,111)		(377,578)		(305,982)		(363,180)
Cost of Commercial Group Land Sales	(63,999)		—		—		—		—
Other additions	—		54,580		—		—		—

Projects under development, net additions	327,398		327,789		(34,082)		91,828		26,123

Land held for development or sale, net change	(2,732)		(82)		1,338		(7,624)		16,624

Increase in real estate, at cost	$867,049		$1,318,478		$671,211		$551,864		$441,756

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation – Real Estate Activity(1) – (Continued)

			Plus
			Unconsolidated	Pro-Rata
	Full	Less Minority	Investments at	Consolidation
Years Ended January 31,	Consolidation	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)
2006
Real estate – end of year
Completed rental properties	$6,153,835	$765,827	$931,181	$6,319,189
Projects under development	886,256	84,241	394,648	1,196,663
Land held for development or sale	38,091	3,420	15,604	50,275

Real estate, at cost	7,078,182	853,488	1,341,433	7,566,127
Less accumulated depreciation	(982,249)	(147,375)	(269,412)	(1,104,286)

Total real estate	$6,095,933	$706,113	$1,072,021	$6,461,841

Real estate activity during the year
Completed rental properties
Capital expenditures	$78,132	$1,855	$(10,038)	$66,239
Transferred from projects under development	490,278	11,968	56,510	534,820
Acquisitions	58,667	—	—	58,667
Other additions(7)	—	(86,432)	(5,036)	81,396

Total additions	627,077	(72,609)	41,436	741,122
Dispositions	(164,403)	(5,195)	(39,531)	(198,739	) (2)

Completed rental properties, net additions	462,674	(77,804)	1,905	542,383

Projects under development
New development	807,768	78,696	197,145	926,217
Transferred to completed rental properties	(490,278)	(11,968)	(56,510)	(534,820)
Cost of Commercial Group Land Sales	(65,675)	(2,787)	(1,111)	(63,999)

Projects under development, net additions	251,815	63,941	139,524	327,398

Land held for development or sale, net change	(2,455)	(157)	(434)	(2,732)

Increase in real estate, at cost	$712,034	$(14,020)	$140,995	$867,049

2005
Real estate – end of year
Completed rental properties	$5,691,161	$843,631	$929,276	$5,776,806
Projects under development	634,441	20,300	255,124	869,265
Land held for development or sale	40,546	3,577	16,038	53,007

Real estate, at cost	6,366,148	867,508	1,200,438	6,699,078
Less accumulated depreciation	(861,516)	(141,674)	(255,221)	(975,063)

Total real estate	$5,504,632	$725,834	$945,217	$5,724,015

Real estate activity during the year
Completed rental properties
Capital expenditures	$93,664	$11,524	$45,346	$127,486
Transferred from projects under development	643,324	39,168	7,955	612,111
Acquisitions	108,076	(6,201)	908	115,185
Other additions(7)	538,173	111,815	(89,065)	337,293

Total additions	1,383,237	156,306	(34,856)	1,192,075
Dispositions	(187,651)	(18,721)	(32,374)	(201,304	) (3)

Completed rental properties, net additions	1,195,586	137,585	(67,230)	990,771

Projects under development
New development	771,183	44,142	158,279	885,320
Transferred to completed rental properties	(643,324)	(39,168)	(7,955)	(612,111)
Other additions	—	(54,580)	—	54,580

Projects under development, net transfers	127,859	$(49,606)	$150,324	$327,789

Land held for development or sale, net change	3,142	484	(2,740)	(82)

Increase in real estate, at cost	$1,326,587	88,463	80,354	1,318,478

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation – Real Estate Activity(1) – (Continued)

			Plus
			Unconsolidated	Pro-Rata
	Full	Less Minority	Investments at	Consolidation
Years Ended January 31,	Consolidation	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)
2004
Real estate – end of year
Completed rental properties	$4,495,575	$706,046	$996,506	$4,786,035
Projects under development	506,582	69,906	104,800	541,476
Land held for development or sale	37,404	3,093	18,778	53,089

Real estate, at cost	5,039,561	779,045	1,120,084	5,380,600
Less accumulated depreciation	(710,986)	(109,941)	(215,350)	(816,395)

Total real estate	$4,328,575	$669,104	$904,734	$4,564,205

Real estate activity during the year
Completed rental properties
Capital expenditures	$36,159	$4,806	$7,537	$38,890
Transferred from projects under development	304,321	53,599	126,856	377,578
Acquisitions	382,472	24,021	15,854	374,305

Total additions	722,952	82,426	150,247	790,773
Dispositions	(68,179)	(10,384)	(29,023)	(86,818	)(4)

Completed rental properties, net additions	654,773	72,042	121,224	703,955

Projects under development
New development	274,469	48,953	117,980	343,496
Transferred to completed rental properties	(304,321)	(53,599)	(126,856)	(377,578)

Projects under development, net additions	(29,852)	(4,646)	(8,876)	(34,082)

Land held for development or sale, net change	1,362	213	189	1,338

Increase in real estate, at cost	$626,283	$67,609	$112,537	$671,211

2003
Real estate – end of year
Completed rental properties	$3,840,802	$634,004	$875,282	$4,082,080
Projects under development	536,434	74,552	113,676	575,558
Land held for development or sale	36,042	2,880	18,589	51,751

Real estate, at cost	4,413,278	711,436	1,007,547	4,709,389
Less accumulated depreciation	(597,787)	(96,033)	(195,301)	(697,055)

Total real estate	$3,815,491	$615,403	$812,246	$4,012,334

Real estate activity during the year
Completed rental properties
Capital expenditures	$37,909	$14,539	$19,896	$43,266
Transferred from projects under development	265,720	26,514	66,776	305,982
Acquisitions	158,872	24	14,012	172,860

Total additions	462,501	41,077	100,684	522,108
Dispositions	(53,268)	(61)	(1,241)	(54,448	)(5)

Completed rental properties, net additions	409,233	41,016	99,443	467,660

Projects under development
New development	383,459	61,947	76,298	397,810
Transferred to completed rental properties	(265,720)	(26,514)	(66,776)	(305,982)

Projects under development, net additions (transfers)	117,739	35,433	9,522	91,828

Land held for development or sale, net change	(6,467)	(495)	(1,652)	(7,624)

Increase in real estate, at cost	$520,505	$75,954	$107,313	$551,864

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation – Real Estate Activity(1) – (Continued)

			Plus
			Unconsolidated	Pro-Rata
	Full	Less Minority	Investments at	Consolidation
Years Ended January 31,	Consolidation	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)
2002
Real estate – end of year
Completed rental properties	$3,431,569	$592,988	$775,839	$3,614,420
Projects under development	418,695	39,119	104,154	483,730
Land held for development or sale	42,509	3,375	20,241	59,375

Real estate, at cost	3,892,773	635,482	900,234	4,157,525
Less accumulated depreciation	(519,584)	(80,877)	(175,195)	(613,902)

Total real estate	$3,373,189	$554,605	$725,039	$3,543,623

Real estate activity during the year
Completed rental properties
Capital expenditures	$74,881	$11,232	$3,773	$67,422
Transferred from projects under development	263,428	28,972	128,724	363,180
Acquisitions	83,830	5,331	—	78,499

Total additions	422,139	45,535	132,497	509,101
Dispositions	(100,622)	(27,122)	(36,592)	(110,092	)(6)

Completed rental properties, net additions	321,517	18,413	95,905	399,009

Projects under development
New development	274,978	14,768	129,093	389,303
Transferred to completed rental properties	(263,428)	(28,972)	(128,724)	(363,180)

Projects under development, net transfers	11,550	(14,204)	369	26,123

Land held for development or sale, net additions	16,846	1,751	1,529	16,624

Increase in real estate, at cost	$349,913	$5,960	$97,803	$441,756

(1)	The table includes only the real estate activity for the Company’s Real Estate Groups owned by Forest City Rental Properties Corporation, a wholly-owned subsidiary engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects.

(2)	Primarily reflects the dispositions of Cherrywood Village, Ranchstone, Colony Place, Enclave, Flower Park, and Showcase. Cherrywood Village and Ranchstone are apartment communities in Denver, Colorado with 360 and 368 units, respectively. Colony Place is a 300-unit apartment community in Fort Myers, Florida. Enclave is a 637-unit apartment community in San Jose, California. Flower Park is a 199-unit apartment community in Santa Ana, California. Showcase has 186,000 square feet in Las Vegas, Nevada.

(3)	Primarily reflects the dispositions of Woodlake, Regency Towers, Bridgewater, Arboretum Place, Trellis at Lee’s Mill, Silver Hill, Colony Woods, Manhattan Town Center, Chapel Hill Mall, Chapel Hill Suburban, Pavilion, Flatbush Avenue, and Hunting Park. Woodlake is a 534-unit apartment community in Silver Spring, Maryland. Regency Towers is a 372-unit apartment community in Jackson, New Jersey. Arboretum Place, Silver Hill, and Trellis at Lee’s Mill are apartment communities in Newport News, Virginia with 184, 153 and 176 units, respectively. Bridgewater is a 216-unit apartment community in Hampton, Virginia. Colony Woods is a 396-unit apartment community in Bellevue, Washington. Chapel Hill Mall and Chapel Hill Suburban have 860,000 and 117,000 square feet, respectively in Akron, Ohio. Pavilion has 250,000 square feet in San Jose, California. Flatbush Avenue has 142,000 square feet in Brooklyn, New York. Hunting Park has 125,000 square feet in Philadelphia, Pennsylvania. Manhattan Town Center has 392,000 square feet in Manhattan, Kansas.

(4)	Primarily reflects the dispositions of Waterford Village, Laurels and Vineyards. Waterford Village is a 576-unit apartment community in Indianapolis, Indiana. Laurels is a 520-unit apartment community in Justice, Illinois and Vineyards is a 386-unit apartment community in Broadview Heights, Ohio.

(5)	Primarily reflects the dispositions of Courtland Center and Bay Street. Courtland Center has 458,000 square feet in Flint, Michigan. Bay Street has 16,000 square feet in Staten Island, New York.

(6)	Primarily reflects the dispositions of Tucson Mall, Bowling Green Mall, Newport Plaza, Baymont Inn, Chapel Hill Towers, Palm Villas, Peppertree, Oaks, and Whitehall Terrace. Tucson Mall has 1,304,000 square feet in Tucson, Arizona. Bowling Green Mall has 242,000 square feet in Bowling Green, Kentucky. Newport Plaza has 157,000 square feet in Newport, Kentucky. Baymont Inn has 101 rooms in Mayfield Heights., Ohio. Palm Villas is a 350-unit apartment community in Henderson, Nevada. Peppertree and Oaks are apartment communities in Texas with 208 and 248 units, respectively. Chapel Hill Towers and Whitehall Terrace are apartment communities in Ohio with 402 and 188 units, respectively.

(7)	Primarily relates to changes in ownership percentage and non cash items.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Results of Operations
Net Earnings – Net earnings for the year ended January 31, 2006 were $83,519,000 versus $85,206,000 for the year ended January 31, 2005. Although we have substantial recurring revenue sources from our properties, we are a transactional-based business, which could create substantial variances in net earnings between periods. This variance to the prior year is primarily attributable to the following decreases, which are net of tax and minority interest:

•	Decrease of $40,893,000 related to the 2004 gains on disposition of ten consolidated Residential properties, Regency Towers, Woodlake, Bridgewater, Pavilion, Trellis at Lee’s Mill, Hunting Park, Arboretum, Flatbush Avenue, Colony Woods, and Silver Hill;

•	Decrease of $13,745,000 related to Stapleton Land, LLC’s retained interest in a trust. Of this amount, $12,445,000 was earned in 2004 but attributable to other comprehensive income (“OCI”) in previous fiscal years and deferred until 2004 under the cost recovery method. The remaining amount of $1,300,000 was earned and recognized during the year ended January 31, 2005;

•	Decrease of $11,501,000 related to the 2004 gain on disposition of Lumber Group and a decrease of $4,545,000 related to Lumber Group’s net earnings last year with no corresponding amount in the current year;

•	Increase of $9,999,000 in losses from our equity investment in the New Jersey Nets basketball team, which we did not own during the first half of 2004;

•	Decrease of $8,134,000 related to our development fee profit at Twelve MetroTech Center in Brooklyn, New York that did not recur at the same level in 2005;

•	Decrease of $6,441,000 due to gains on disposition of equity method properties of $12,900,000 in 2005 for Showcase, a specialty retail center located in Las Vegas Nevada, Colony Place, an apartment community located in Fort Myers, Florida and Flower Park Plaza, an apartment community located in Santa Ana, California, offset by $19,341,000 on 2004 gains on disposition of Manhattan Town Center Mall, a regional mall located in Manhattan, Kansas, Chapel Hill Suburban, a specialty retail center located in Akron, Ohio and Chapel Hill Mall, a regional mall located in Akron, Ohio; and

•	Increase of $5,981,000 in interest expense as a result of the issuance of $150,000,000 senior notes in January of 2005.
      These decreases were partially offset by the following increases in earnings, net of tax and minority interest:

•	Increase of $26,830,000 related to the Commercial Group land sales, primarily at Simi Valley and Victoria Gardens in California;

•	Increase of $26,505,000 related to the 2005 gains on disposition of three consolidated residential properties, Enclave, a 637-unit apartment community located in San Jose, California, and Cherrywood Village and Ranchstone, 360-unit and 368-unit apartment communities, respectively, located in Denver, Colorado;

•	Increase of $23,706,000 related to land sales reported primarily in the Land Development Group primarily at Grass Farms, in Manatee County, Florida, Central Station, in Chicago, Illinois and Stapleton, in Denver, Colorado;

•	Increase of $11,261,000 related to the prior year charge for cumulative effect of change in accounting principle as a result of our implementation of FIN No. 46(R), which did not recur; and

•	Increase of approximately $10,000,000 related to a favorable change in our 2005 effective tax rate due to tax law changes in the state of Ohio resulting in a one-time reduction of deferred income taxes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Net Operating Income (NOI) from Real Estate Groups – NOI, a non-GAAP measure, is defined as revenues (excluding straight-line rent adjustments) less operating expenses (including depreciation and amortization for non-real estate groups) plus interest income plus equity in earnings of unconsolidated entities (excluding gain on disposition of equity method operating properties) plus equity method depreciation and amortization. We believe NOI provides us, as well as our investors, additional information about our core business operations and, along with earnings, is necessary to understand our business and operating results. Under the full consolidation method (GAAP), NOI from the combination of the Commercial Group and the Residential Group (“Real Estate Groups”) for the year ended January 31, 2006 was $542,623,000 compared to $467,058,000 for the year ended January 31, 2005, a 16.2% increase. This increase over the comparable period in the prior year is primarily attributable to NOI generated from Commercial land sales and new properties, which include three residential communities, three office buildings and four retail centers opened during the year ended January 31, 2005, as well as the six residential communities, one office building and three retail centers opened during the year ended January 31, 2006. A reconciliation of NOI to the most comparable GAAP measure, net earnings, is presented on pages 8-9. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 41-54.
Management also analyzes property NOI using the pro-rata consolidation method because it provides operating data at our ownership share, and we publicly disclose and discuss our performance using this method of consolidation to complement our GAAP disclosures. Under the pro-rata consolidation method, NOI from the combination of the Commercial Group and the Residential Group for the year ended January 31, 2006 was $537,016,000 compared to $479,918,000 for the year ended January 31, 2005, a 11.9% increase. Comparable NOI for the year increased 2.9% compared to 2.1% for the prior year. Comparable NOI for our retail and Residential portfolio is up 3.6% and 4.6%, respectively, from the prior year. Including the expected NOI for the twelve months following stabilization for the properties that were opened, expanded or acquired through January 31, 2006, less the actual annual NOI of property disposals through March 24, 2006, NOI for Real Estate Groups would be approximately $570,000,000 for the year ended January 31, 2006. This amount includes Commercial Group land sales of $49,600,000, as disclosed on page 7 of this Supplemental Package.
EBDT – We use an additional measure, along with net earnings, to report our operating results. This non-GAAP measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.
We believe that EBDT provides additional information about our core operations and, along with net earnings, is necessary to understand our operating results. EBDT is used by the chief operating decision maker and management in assessing operating performance and to consider capital requirements and allocation of resources by segment and on a consolidated basis. We believe EBDT is important to investors because it provides another method for the investor to measure our long-term operating performance as net earnings can vary from year to year due to property dispositions, acquisitions and other factors that have a short-term impact.
EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of rental properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges from real estate operations of Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., for depreciation, amortization, amortization of mortgage procurement costs and deferred income taxes; iv) provision for decline in real estate (net of tax); v) extraordinary items (net of tax); and vi) cumulative effect of change in accounting principle (net of tax). Unlike the real estate segments, EBDT for the Nets segment equals net earnings.
EBDT is reconciled to net earnings, the most comparable financial measure calculated in accordance with GAAP, below. The adjustment to recognize rental revenues and rental expenses on the straight-line method is excluded because it is management’s opinion that rental revenues and expenses should be recognized when due from the tenants or due to the landlord. We exclude depreciation and amortization expense related to real estate operations from EBDT because we believe the values of our properties, in general, have appreciated over time in excess of their original cost. Deferred taxes from real estate operations, which are the result of timing differences of certain net expense items deducted in a future year for federal income tax purposes, are excluded until the year in which they are reflected in our current tax provision. The provision for decline in real estate is excluded from EBDT because it varies from year to year based on factors unrelated to our overall financial performance and is related to the ultimate gain on dispositions of operating properties. Our EBDT may not be directly comparable to similarly-titled measures reported by other companies.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Our EBDT for the year ended January 31, 2006 grew by 10.4% to $270,496,000 from $245,032,000 for the year ended January 31, 2005. The positive fluctuation is primarily attributable to the sale of outlot land, and a development project in our Commercial Group of $25,167,000, increased land sales in our land segment of $29,035,000, and the sale of land at Twelve MetroTech located in Brooklyn, New York of $4,300,000. These gains were partially offset by Stapleton financing income earned in prior years and recognized in 2004 of $12,445,000 increased losses of $9,999,000 for the Nets which we did not own until August of 2004, a decrease of $4,545,000 for Lumber Group representing EBDT in 2004 with no corresponding EBDT in 2005, decreased development fee income related to Twelve MetroTech of $8,134,000, and increased interest expense as a result of our $150,000,000 senior note offering in January 2005 of $5,981,000. In addition, EBDT was favorably impacted by comp NOI increases in our Commercial and Residential Groups and also by the four retail centers and three office buildings opened during 2004 as well as the three retail centers and one office acquisition in 2005. The results in our residential business were impacted by the operating deficits resulting from initial lease-up of newly opened projects, the short-term dilutive impact in earnings resulting from the disposition of several properties, and increased interest expense due to higher variable interest rates.
Summary of EBDT — The information in the tables on pages 41-54 present amounts for both full consolidation and pro-rata consolidation, providing a reconciliation of the difference between the two methods, as well as reconciliation from NOI to EBDT to net earnings. Under the pro-rata consolidation method, we present our partnership investments proportionate to our pro-rata share for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed under our control or if we are deemed to be the primary beneficiary for investments in the VIEs, or on the equity method of accounting if we do not have control or are not the primary beneficiary for investments in VIEs.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT)(2)

	Years Ended January 31,
	2006	2005

	(in thousands)
Net earnings	$83,519	$85,206
Depreciation and amortization — Real Estate Groups(5)	192,715	178,972
Depreciation and amortization — equity method investments (3)	—	237
Amortization of mortgage procurement costs — Real Estate Groups(5)	11,578	12,100
Deferred income tax expense — Real Estate Groups(6)	43,981	65,790
Deferred income tax expense — Non Real-Estate Groups:(6)
Gain on disposition of other investments	135	(151)
Gain on disposition of Lumber Group	—	4,568
Provision for decline in real estate	(587)	—

Current income tax expense on non-operating earnings:(6)
Gain on disposition of other investments	60	324
Gain on disposition included in discontinued operations	(811)	11,215
Gain on disposition recorded on equity method	8,147	(209)

Straight-line rent adjustment(4)	(10,660)	(3,282)
Provision for decline in real estate, net of minority interest	6,442	—
Provision for decline in real estate recorded on equity method	704	—
Gain on disposition recorded on equity method	(21,023)	(31,996)
Gain on disposition of other investments	(506)	(438)
Discontinued operations:(1)
Gain on disposition of rental properties	(43,198)	(71,325)
Gain on disposition of Lumber Group	—	(20,920)
Minority interest — gain on sale	—	3,680

Cumulative effect of change in accounting principle, net of tax	—	11,261

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT)(2)	$270,496	$245,032

(1)	Pursuant to the definition of a component of an entity of SFAS No. 144, assuming no significant continuing involvement, all earnings of properties and a division which have been sold or held for sale are reported as discontinued operations.

(2)	The Company uses an additional measure, along with net earnings, to report its operating results. This measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results as defined by generally accepted accounting principles and may not be directly comparable to similarly-titled measures reported by other companies. The Company believes that EBDT provides additional information about its operations, and along with net earnings, is necessary to understand its operating results. EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of operating properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) noncash charges from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., for depreciation, amortization (including amortization of mortgage procurement costs) and deferred income taxes; iv) provision for decline in real estate (net of tax); v) extraordinary items (net of tax); and vi) cumulative effect of change in accounting principle (net of tax).

(3)	Amount represents depreciation expense for certain syndicated properties accounted for on the equity method of accounting under both full consolidation and pro-rata consolidation (a non-GAAP financial measure).

(4)	The Company recognizes minimum rents on a straight-line basis over the term of the related lease pursuant to the provision of SFAS No. 13, “Accounting for Leases.” The straight-line rent adjustment is recorded as an increase or decrease to revenue from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., with the applicable offset to either accounts receivable or accounts payable, as appropriate.

(5)	The following table provides detail of depreciation and amortization and amortization of mortgage procurement costs. The Company’s Real Estate Groups are owned by Forest City Rental Properties Corporation, a wholly-owned subsidiary engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects.

			Amortization of Mortgage
	Depreciation and Amortization		Procurement Costs

	Years Ended January 31,		Years Ended January 31,

	2006	2005	2006	2005

Full Consolidation	$174,792	$153,085	$12,547	$13,427
Non-Real Estate Groups	(1,104)	(1,086)	(369)	(243)

Real Estate Groups Full Consolidation	173,688	151,999	12,178	13,184
Real Estate Groups related to minority interest	(14,355)	(10,870)	(2,280)	(2,825)
Real Estate Groups Equity Method	26,905	27,163	1,244	1,064
Real Estate Groups Discontinued Operations	6,477	10,680	436	677

Real Estate Groups Pro-Rata Consolidation	$192,715	$178,972	$11,578	$12,100

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT)(2) (continued)
(6) The following table provides detail of Income Tax Expense (Benefit):

		Years Ended January 31,

		2006	2005

		(in thousands)
(A)	Operating earnings
	Current	$(6,944)	$(12,972)
	Deferred	24,626	40,057

		17,682	27,085

(B)	Provision for decline in real estate
	Deferred	(2,490)	–
	Deferred-Equity method investment	(272)	–

		(2,762)	–

(C)	Gain on disposition of other investments
	Current – Non-Real Estate Groups	60	324
	Deferred – Non-Real Estate Groups	135	(151)

		195	173

(D)	Gain on disposition recorded on equity method
	Current	8,147	(209)
	Deferred	(24)	12,864

		8,123	12,655

	Subtotal(A)(B)(C)(D)
	Current	1,263	(12,857)
	Deferred	21,975	52,770

	Income tax expense	23,238	39,913

(E)	Discontinued operations – Rental Properties
	Operating earnings
	Current	(3,412)	(3,209)
	Deferred	1,025	272

		(2,387)	(2,937)
	Gain on disposition of rental properties
	Current	(811)	6,364
	Deferred	17,504	20,388

		16,693	26,752

		14,306	23,815

	Subtotal(A)(B)(C)(D)(E)
	Current	(2,960)	(9,702)
	Deferred	40,504	73,430

		37,544	63,728

(F)	Discontinued operations – Lumber Group
	Operating earnings
	Current	–	4,852
	Deferred	–	(7)

		–	4,845
	Gain on disposition of Lumber Group
	Current	–	4,851
	Deferred	–	4,568

		–	9,419

		–	14,264

	Subtotal(E)(F)	14,306	38,079

	Grand Total(A)(B)(C)(D)(E)(F)
	Current	(2,960)	1
	Deferred	40,504	77,991

		$37,544	$77,992

	Recap of Grand Total:
	Real Estate Groups
	Current	$5,356	$10,847
	Deferred	43,981	65,790

		49,337	76,637
	Non-Real Estate Groups
	Current	(8,316)	(10,846)
	Deferred	(3,477)	12,201

		(11,793)	1,355

	Grand Total	$37,544	$77,992

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31,2006 (in thousands)

	Commercial Group 2005					Residential Group 2005

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues =from real estate operations	$244,187	$42,315	$23,457	$9,239	$234,568	$57,941	$3,824	$29,837	$1,279	$85,233
Exclude straight-line rent adjustment	(6,377)	—	—	—	(6,377)	(11)	—	—	—	(11)

Adjusted revenues	237,810	42,315	23,457	9,239	228,191	57,930	3,824	29,837	1,279	85,222
Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	116,419	14,081	13,947	7,082	123,367	41,099	2,408	16,733	1,069	56,493
Exclude straight-line rent adjustment	(1,605)	—	—	(321)	(1,926)	—	—	—	—	—

Adjusted operating expenses	114,814	14,081	13,947	6,761	121,441	41,099	2,408	16,733	1,069	56,493
Add interest income	1,355	303	(153)	35	934	1,405	27	719	103	2,200
Add equity in earnings of unconsolidated entities	2,300	—	(2,398)	—	(98)	514	—	(658)	—	(144)
Add back equity method depreciation and amortization expense	2,745	—	(2,745)	—	—	4,673	—	(4,673)	—	—

Net operating income	129,396	28,537	4,214	2,513	107,586	23,423	1,443	8,492	313	30,785
Interest expense, including early extinguishment of debt	48,781	5,189	4,214	2,770	50,576	11,631	942	8,492	1,470	20,651
Income tax expense (benefit)	(12,327)	—	—	(300)	(12,627)	1,595	—	—	(684)	911
Minority interest in earnings before depreciation and amortization	23,348	23,348	—	—	—	501	501	—	—	—
Add: EBDT from discontinued operations	43	—	—	(43)	—	(473)	—	—	473	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$69,637	$—	$—	$—	$69,637	$9,223	$—	$—	$—	$9,223

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$69,637	$—	$—	$—	$69,637	$9,223	$—	$—	$—	$9,223
Depreciation and amortization — Real Estate Groups	(32,223)	—	—	(749)	(32,972)	(21,013)	—	—	(173)	(21,186)
Amortization of mortgage procurement costs — Real Estate Groups	(2,303)	—	—	(51)	(2,354)	(556)	—	—	(9)	(565)
Deferred taxes — Real Estate Groups	(22,487)	—	—	232	(22,255)	8,435	—	—	(166)	8,269
Straight-line rent adjustment	4,772	—	—	(321)	4,451	11	—	—	—	11
Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	20,691	20,691
Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	—	—	—	—	—
Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	(749)	—	—	749	—	(173)	—	—	173	—
Amortization of mortgage procurement costs — Real Estate Groups	(51)	—	—	51	—	(9)	—	—	9	—
Deferred taxes — Real Estate Groups	232	—	—	(232)	—	(166)	—	—	166	—
Straight-line rent adjustment	(321)	—	—	321	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	20,691	—	—	(20,691)	—

Net earnings	$16,507	$—	$—	$—	$16,507	$16,443	$—	$—	$—	$16,443

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31,2006 (in thousands) (continued)

	Land Development Group 2005					The Nets 2005

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$30,628	$2,810	$25,767	$—	$53,585	$—	$—	$7,531	$—	$7,531
Exclude straight- line rent adjustment	(15)	—	—	—	(15)	—	—	—	—	—

Adjusted revenues	30,613	2,810	25,767	—	53,570	—	—	7,531	—	7,531
Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	18,559	1,335	12,246	—	29,470	—	—	14,136	—	14,136
Exclude straight- line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	18,559	1,335	12,246	—	29,470	—	—	14,136	—	14,136
Add interest income	6,214	653	26	—	5,587	—	—	121	—	121
Add equity in earnings of unconsolidated entities	13,916	—	(13,385)	—	531	(7,537)	—	7,484	—	(53)
Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	32,184	2,128	162	—	30,218	(7,537)	—	1,000	—	(6,537)
Interest expense, including early extinguishment of debt	1,979	131	162	—	2,010	—	—	1,000	—	1,000
Income tax expense (benefit)	8,050	—	—	—	8,050	(1,858)	—	—	—	(1,858)
Minority interest in earnings before depreciation and amortization	1,997	1,997	—	—	—	—	—	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$20,158	$—	$—	$—	$20,158	$(5,679)	$—	$—	$—	$(5,679)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$20,158	$—	$—	$—	$20,158	$(5,679)	$—	$—	$—	$(5,679)
Depreciation and amortization — Real Estate Groups	(44)	—	—	—	(44)	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	(4,371)	—	—	—	(4,371)	—	—	—	—	—
Straight-line rent adjustment	15	—	—	—	15	—	—	—	—	—
Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—
Provision for decline in real estate, net of tax and minority interest	(1,072)	—	—	—	(1,072)	—	—	—	—	—
Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$14,686	$—	$—	$—	$14,686	$(5,679)	$—	$—	$—	$(5,679)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31,2006 (in thousands) (continued)

	Corporate Activities 2005					Total 2005

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$332,756	$48,949	$86,592	$10,518	$380,917
Exclude straight- line rent adjustment	—	—	—	—	—	(6,403)	—	—	—	(6,403)

Adjusted revenues	—	—	—	—	—	326,353	48,949	86,592	10,518	374,514
Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	10,825	—	—	—	10,825	186,902	17,824	57,062	8,151	234,291
Exclude straight- line rent adjustment	—	—	—	—	—	(1,605)	—	—	(321)	(1,926)

Adjusted operating expenses	10,825	—	—	—	10,825	185,297	17,824	57,062	7,830	232,365
Add interest income	377	—	—	—	377	9,351	983	713	138	9,219
Add equity in earnings of unconsolidated entities	(21)	—	—	—	(21)	9,172	—	(8,957)	—	215
Add back equity method depreciation and amortization expense	—	—	—	—	—	7,418	—	(7,418)	—	—

Net operating income	(10,469)	—	—	—	(10,469)	166,997	32,108	13,868	2,826	151,583
Interest expense, including early extinguishment of debt	12,837	—	—	—	12,837	75,228	6,262	13,868	4,240	87,074
Income tax expense (benefit)	(3,624)	—	—	—	(3,624)	(8,164)	—	—	(984)	(9,148)
Minority interest in earnings before depreciation and amortization	—	—	—	—	—	25,846	25,846	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—	(430)	—	—	430	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(19,682)	$—	$—	$—	$(19,682)	$73,657	$—	$—	$—	$73,657

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(19,682)	$—	$—	$—	$(19,682)	$73,657	$—	$—	$—	$73,657
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(53,280)	—	—	(922)	(54,202)
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(2,859)	—	—	(60)	(2,919)
Deferred taxes — Real Estate Groups	6,021	—	—	—	6,021	(12,402)	—	—	66	(12,336)
Straight-line rent adjustment	—	—	—	—	—	4,798	—	—	(321)	4,477
Gain on disposition of rental properties and other investments, net of tax	(61)	—	—	—	(61)	(61)	—	—	20,691	20,630
Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(1,072)	—	—	—	(1,072)
Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(922)	—	—	922	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(60)	—	—	60	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	66	—	—	(66)	—
Straight-line rent adjustment	—	—	—	—	—	(321)	—	—	321	—
Gain on disposition of rental properties	—	—	—	—	—	20,691	—	—	(20,691)	—

Net earnings	$(13,722)	$—	$—	$—	$(13,722)	$28,235	$—	$—	$—	$28,235

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Year Ended January 31, 2006 (in thousands)

	Commercial Group 2005					Residential Group 2005

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$878,648	$117,775	$96,766	$43,349	$900,988	$214,258	$14,965	$121,084	$11,300	$331,677
Exclude straight-line rent adjustment	(18,337)	—	—	—	(18,337)	(40)	—	—	—	(40)

Adjusted revenues	860,311	117,775	96,766	43,349	882,651	214,218	14,965	121,084	11,300	331,637
Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	447,706	51,724	54,970	33,171	484,123	145,220	9,945	67,861	6,211	209,347
Exclude straight-line rent adjustment	(6,159)	—	—	(1,573)	(7,732)	—	—	—	—	—

Adjusted operating expenses	441,547	51,724	54,970	31,598	476,391	145,220	9,945	67,861	6,211	209,347
Add interest income	4,614	862	(863)	74	2,963	3,965	41	1,656	209	5,789
Add equity in earnings of unconsolidated entities	24,637	—	(24,503)	—	134	13,815	—	(14,235)	—	(420)
Remove gain on disposition recorded on equity method	(13,145)	—	13,145	—	—	(7,878)	—	7,878	—	—
Add back provision for decline in real estate recorded on equity method	704	—	(704)	—	—	—	—	—	—	—
Add back equity method depreciation and amortization expense	11,211	—	(11,211)	—	—	16,938	—	(16,938)	—	—

Net operating income	446,785	66,913	17,660	11,825	409,357	95,838	5,061	31,584	5,298	127,659
Interest expense, including early extinguishment of debt	181,024	23,805	17,660	8,150	183,029	46,897	4,876	31,584	6,664	80,269
Income tax expense (benefit)	(1,941)	—	—	(1,603)	(3,544)	(4,205)	—	—	(1,809)	(6,014)
Minority interest in earnings before depreciation and amortization	43,108	43,108	—	—	—	185	185	—	—	—
Add: EBDT from discontinued operations	5,278	—	—	(5,278)	—	443	—	—	(443)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$229,872	$—	$—	$—	$229,872	$53,404	$—	$—	$—	$53,404

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$229,872	$—	$—	$—	$229,872	$53,404	$—	$—	$—	$53,404
Depreciation and amortization — Real Estate Groups	(126,482)	—	—	(3,874)	(130,356)	(59,566)	—	—	(2,603)	(62,169)
Amortization of mortgage procurement costs — Real Estate Groups	(8,713)	—	—	(336)	(9,049)	(2,429)	—	—	(100)	(2,529)
Deferred taxes — Real Estate Groups	(33,289)	—	—	(789)	(34,078)	7,684	—	—	(236)	7,448
Straight-line rent adjustment	12,178	—	—	(1,573)	10,605	40	—	—	—	40
Gain on disposition of rental properties and other investments, net of tax	—	—	8,064	—	8,064	—	—	4,836	26,505	31,341
Provision for decline in real estate, net of tax and minority interest	(920)	—	(432)	—	(1,352)	(1,960)	—	—	—	(1,960)
Gain on disposition recorded on equity method, net of tax	8,064	—	(8,064)	—	—	4,836	—	(4,836)	—	—
Provision for decline in real estate recorded on equity method, net of tax	(432)	—	432	—	—	—	—	—	—	—
Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	(3,874)	—	—	3,874	—	(2,603)	—	—	2,603	—
Amortization of mortgage procurement costs — Real Estate Groups	(336)	—	—	336	—	(100)	—	—	100	—
Deferred taxes — Real Estate Groups	(789)	—	—	789	—	(236)	—	—	236	—
Straight-line rent adjustment	(1,573)	—	—	1,573	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	26,505	—	—	(26,505)	—

Net earnings	$73,706	$—	$—	$—	$73,706	$25,575	$—	$—	$—	$25,575

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Year Ended January 31, 2006 (in thousands) (continued)

	Land Development Group 2005					The Nets 2005

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$107,869	$7,863	$73,102	$—	$173,108	$—	$—	$27,330	$—	$27,330
Exclude straight-line rent adjustment	(15)	—	—	—	(15)	—	—	—	—	—

Adjusted revenues	107,854	7,863	73,102	—	173,093	—	—	27,330	—	27,330
Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	64,872	3,922	38,112	—	99,062	—	—	49,078	—	49,078
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	64,872	3,922	38,112	—	99,062	—	—	49,078	—	49,078
Add interest income	17,716	1,763	137	—	16,090	—	—	288	—	288
Add equity in earnings of unconsolidated entities	41,304	—	(34,774)	—	6,530	(24,534)	—	24,452	—	(82)
Remove gain on disposition recorded on equity method	—	—	—	—	—	—	—	—	—	—
Add back provision for decline in real estate recorded on equity method	—	—	—	—	—	—	—	—	—	—
Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	102,002	5,704	353	—	96,651	(24,534)	—	2,992	—	(21,542)
Interest expense, including early extinguishment of debt	7,606	434	353	—	7,525	—	—	2,992	—	2,992
Income tax expense (benefit)	29,789	—	—	—	29,789	(8,427)	—	—	—	(8,427)
Minority interest in earnings before depreciation and amortization	5,270	5,270	—	—	—	—	—	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$59,337	$—	$—	$—	$59,337	$(16,107)	$—	$—	$—	$(16,107)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$59,337	$—	$—	$—	$59,337	$(16,107)	$—	$—	$—	$(16,107)
Depreciation and amortization — Real Estate Groups	(190)	—	—	—	(190)	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	(6,004)	—	—	—	(6,004)	—	—	—	—	—
Straight-line rent adjustment	15	—	—	—	15	—	—	—	—	—
Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—
Provision for decline in real estate, net of tax and minority interest	(1,072)	—	—	—	(1,072)	—	—	—	—	—
Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	—	—	—	—	—
Provision for decline in real estate recorded on equity method, net of tax	—	—	—	—	—	—	—	—	—	—
Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$52,086	$—	$—	$—	$52,086	$(16,107)	$—	$—	$—	$(16,107)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Year Ended January 31, 2006 (in thousands) (continued)

	Corporate Activities 2005					Total 2005

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$1,200,775	$140,603	$318,282	$54,649	$1,433,103
Exclude straight-line rent adjustment	—	—	—	—	—	(18,392)	—	—	—	(18,392)

Adjusted revenues	—	—	—	—	—	1,182,383	140,603	318,282	54,649	1,414,711
Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	37,971	—	—	—	37,971	695,769	65,591	210,021	39,382	879,581
Exclude straight-line rent adjustment	—	—	—	—	—	(6,159)	—	—	(1,573)	(7,732)

Adjusted operating expenses	37,971	—	—	—	37,971	689,610	65,591	210,021	37,809	871,849
Add interest income	1,800	—	—	—	1,800	28,095	2,666	1,218	283	26,930
Add equity in earnings of unconsolidated entities	(21)	—	—	—	(21)	55,201	—	(49,060)	—	6,141
Remove gain on disposition recorded on equity method	—	—	—	—	—	(21,023)	—	21,023	—	—
Add back provision for decline in real estate recorded on equity method	—	—	—	—	—	704	—	(704)	—	—
Add back equity method depreciation and amortization expense	—	—	—	—	—	28,149	—	(28,149)	—	—

Net operating income	(36,192)	—	—	—	(36,192)	583,899	77,678	52,589	17,123	575,933
Interest expense, including early extinguishment of debt	45,003	—	—	—	45,003	280,530	29,115	52,589	14,814	318,818
Income tax expense (benefit)	(25,185)	—	—	—	(25,185)	(9,969)	—	—	(3,412)	(13,381)
Minority interest in earnings before depreciation and amortization	—	—	—	—	—	48,563	48,563	—	—	—
Add: EBDT from discontinued operations		—	—	—	—	5,721	—	—	(5,721)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(56,010)	$—	$—	$—	$(56,010)	$270,496	$—	$—	$—	$270,496

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(56,010)	$—	$—	$—	$(56,010)	$270,496	$—	$—	$—	$270,496
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(186,238)	—	—	(6,477)	(192,715)
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(11,142)	—	—	(436)	(11,578)
Deferred taxes — Real Estate Groups	3,958	—	—	—	3,958	(27,651)	—	—	(1,025)	(28,676)
Straight-line rent adjustment	—	—	—	—	—	12,233	—	—	(1,573)	10,660
Gain on disposition of rental properties and other investments, net of tax	311	—	—	—	311	311	—	12,900	26,505	39,716
Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(3,952)	—	(432)	—	(4,384)
Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	12,900	—	(12,900)	—	—
Provision for decline in real estate recorded on equity method, net of tax	—	—	—	—	—	(432)	—	432	—	—
Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(6,477)	—	—	6,477	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(436)	—	—	436	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	(1,025)	—	—	1,025	—
Straight-line rent adjustment	—	—	—	—	—	(1,573)	—	—	1,573	—
Gain on disposition of rental properties	—	—	—	—	—	26,505	—	—	(26,505)	—

Net earnings	$(51,741)	$—	$—	$—	$(51,741)	$83,519	$—	$—	$—	$83,519

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Three Months Ended January 31, 2005 (in thousands)

	Commercial Group 2004					Residential Group 2004

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$199,268	$29,485	$22,905	$10,684	$203,372	$51,289	$4,081	$29,810	$3,988	$81,006
Exclude straight-line rent adjustment	(2,640)	—	—	—	(2,640)	(56)	—	—	—	(56)

Adjusted revenues	196,628	29,485	22,905	10,684	200,732	51,233	4,081	29,810	3,988	80,950
Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	104,515	13,400	12,750	8,603	112,468	33,947	3,063	17,116	2,470	50,470
Exclude straight-line rent adjustment	(1,617)	—	—	(443)	(2,060)	—	—	—	—	—

Adjusted operating expenses	102,898	13,400	12,750	8,160	110,408	33,947	3,063	17,116	2,470	50,470
Add interest income	2,272	90	(119)	77	2,140	1,605	11	486	38	2,118
Add equity in earnings of unconsolidated entities	991	—	(2,078)	—	(1,087)	464	—	(997)	—	(533)
Add back equity method depreciation and amortization expense	2,638	—	(2,638)	—	—	4,746	—	(4,746)	—	—

Net operating income	99,631	16,175	5,320	2,601	91,377	24,101	1,029	7,437	1,556	32,065
Interest expense, including early extinguishment of debt	44,899	6,821	5,320	1,824	45,222	11,482	1,150	7,437	3,849	21,618
Income tax expense (benefit)	4,631	—	—	(217)	4,414	(749)	—	—	(1,355)	(2,104)
Minority interest in earnings before depreciation and amortization	9,354	9,354	—	—	—	(121)	(121)	—	—	—
Add: EBDT from discontinued operations	994	—	—	(994)	—	(938)	—	—	938	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$41,741	$—	$—	$—	$41,741	$12,551	$—	$—	$—	$12,551

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$41,741	$—	$—	$—	$41,741	$12,551	$—	$—	$—	$12,551
Depreciation and amortization — Real Estate Groups	(35,015)	—	—	(1,085)	(36,100)	(13,457)	—	—	(1,316)	(14,773)
Amortization of mortgage procurement costs — Real Estate Groups	(1,407)	—	—	(95)	(1,502)	(878)	—	—	(35)	(913)
Deferred taxes — Real Estate Groups	(1,966)	—	—	54	(1,912)	131	—	—	86	217
Straight-line rent adjustment	1,023	—	—	(443)	580	56	—	—	—	56
Gain on disposition of rental properties and other investments, net of tax	—	—	—	252	252	—	—	—	9,184	9,184
Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	(1,085)	—	—	1,085	—	(1,316)	—	—	1,316	—
Amortization of mortgage procurement costs — Real Estate Groups	(95)	—	—	95	—	(35)	—	—	35	—
Deferred taxes — Real Estate Groups	54	—	—	(54)	—	86	—	—	(86)	—
Straight-line rent adjustment	(443)	—	—	443	—	—	—	—	—	—
Gain on disposition of Lumber Group	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	252	—	—	(252)	—	9,184	—	—	(9,184)	—

Net earnings	$3,059	$—	$—	$—	$3,059	$6,322	$—	$—	$—	$6,322

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Three Months Ended January 31, 2005 (in thousands) (continued)

	Land Development Group 2004					Lumber Group 2004

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$21,575	$2,034	$2,272	$—	$21,813	$—	$—	$—	$—	$—
Exclude straight- line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	21,575	2,034	2,272	—	21,813	—	—	—	—	—
Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	13,467	986	2,446	—	14,927	—	—	—	—	—
Exclude straight- line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	13,467	986	2,446	—	14,927	—	—	—	—	—
Add interest income	4,458	438	29	—	4,049	—	—	—	—	—
Add equity in earnings of unconsolidated entities	1,505	—	22	—	1,527	—	—	—	—	—
Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	14,071	1,486	(123)	—	12,462	—	—	—	—	—
Interest expense, including early extinguishment of debt	1,996	125	(123)	—	1,748	—	—	—	—	—
Income tax expense (benefit)	10,644	—	—	—	10,644	—	—	—	—	—
Minority interest in earnings before depreciation and amortization	1,361	1,361	—	—	—	—	—	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—	(1,219)	—	—	—	(1,219)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$70	$—	$—	$—	$70	$(1,219)	$—	$—	$—	$(1,219)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$70	$—	$—	$—	$70	$(1,219)	$—	$—	$—	$(1,219)
Depreciation and amortization — Real Estate Groups	(50)	—	—	—	(50)	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	1,466	—	—	—	1,466	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—
Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of Lumber Group	—	—	—	—	—	12,162	—	—	—	12,162
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$1,486	$—	$—	$—	$1,486	$10,943	$—	$—	$—	$10,943

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Three Months Ended January 31, 2005 (in thousands) (continued)

	The Nets 2004					Corporate Activities 2004

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$5,303	$—	$5,303	$—	$—	$—	$—	$—
Exclude straight- line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	—	—	5,303	—	5,303	—	—	—	—	—
Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	—	—	9,323	—	9,323	11,405	—	—	—	11,405
Exclude straight- line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	—	—	9,323	—	9,323	11,405	—	—	—	11,405
Add interest income	—	—	38	—	38	149	—	—	—	149
Add equity in earnings of unconsolidated entities	(9,259)	—	4,344	—	(4,915)	20	—	—	—	20
Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	(9,259)	—	362	—	(8,897)	(11,236)	—	—	—	(11,236)
Interest expense, including early extinguishment of debt	—	—	362	—	362	8,892	—	—	—	8,892
Income tax expense (benefit)	(4,136)	—	—	—	(4,136)	(8,439)	—	—	—	(8,439)
Minority interest in earnings before depreciation and amortization	—	—	—	—	—	—	—	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(5,123)	$—	$—	$—	$(5,123)	$(11,689)	$—	$—	$—	$(11,689)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(5,123)	$—	$—	$—	$(5,123)	$(11,689)	$—	$—	$—	$(11,689)
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	577	—	—	—	577
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	265	—	—	—	265
Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of Lumber Group	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$(5,123)	$—	$—	$—	$(5,123)	$(10,847)	$—	$—	$—	$(10,847)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Three Months Ended January 31, 2005 (in thousands) (continued)

	Total 2004

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$272,132	$35,600	$60,290	$14,672	$311,494
Exclude straight- line rent adjustment	(2,696)	—	—	—	(2,696)

Adjusted revenues	269,436	35,600	60,290	14,672	308,798
Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	163,334	17,449	41,635	11,073	198,593
Exclude straight- line rent adjustment	(1,617)	—	—	(443)	(2,060)

Adjusted operating expenses	161,717	17,449	41,635	10,630	196,533
Add interest income	8,484	539	434	115	8,494
Add equity in earnings of unconsolidated entities	(6,279)	—	1,291	—	(4,988)
Add back equity method depreciation and amortization expense	7,384	—	(7,384)	—	—

Net operating income	117,308	18,690	12,996	4,157	115,771
Interest expense, including early extinguishment of debt	67,269	8,096	12,996	5,673	77,842
Income tax expense (benefit)	1,951	—	—	(1,572)	379
Minority interest in earnings before depreciation and amortization	10,594	10,594	—	—	—
Add: EBDT from discontinued operations	(1,163)	—	—	(56)	(1,219)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$36,331	$—	$—	$—	$36,331

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$36,331	$—	$—	$—	$36,331
Depreciation and amortization — Real Estate Groups	(48,522)	—	—	(2,401)	(50,923)
Amortization of mortgage procurement costs — Real Estate Groups	(2,285)	—	—	(130)	(2,415)
Deferred taxes — Real Estate Groups	208	—	—	140	348
Straight-line rent adjustment	1,079	—	—	(443)	636
Gain on disposition of rental properties and other investments, net of tax	265	—	—	9,436	9,701
Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	(2,401)	—	—	2,401	—
Amortization of mortgage procurement costs — Real Estate Groups	(130)	—	—	130	—
Deferred taxes — Real Estate Groups	140	—	—	(140)	—
Straight-line rent adjustment	(443)	—	—	443	—
Gain on disposition of Lumber Group	12,162	—	—	—	12,162
Gain on disposition of rental properties	9,436	—	—	(9,436)	—

Net earnings	$5,840	$—	$—	$—	$5,840

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Year Ended January 31, 2005 (in thousands)

	Commercial Group 2004					Residential Group 2004

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$703,110	$112,791	$99,813	$38,251	$728,383	$190,283	$14,677	$117,775	$24,764	$318,145
Exclude straight-line rent adjustment	(12,840)	—	—	(849)	(13,689)	92	—	—	—	92

Adjusted revenues	690,270	112,791	99,813	37,402	714,694	190,375	14,677	117,775	24,764	318,237
Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	355,066	57,493	57,961	27,046	382,580	123,132	10,386	65,396	13,292	191,434
Exclude straight-line rent adjustment	(8,757)	—	—	(1,558)	(10,315)	—	—	—	—	—

Adjusted operating expenses	346,309	57,493	57,961	25,488	372,265	123,132	10,386	65,396	13,292	191,434
Add interest income	7,135	818	(610)	157	5,864	3,444	24	976	96	4,492
Add equity in earnings of unconsolidated entities	41,005	—	(40,998)	—	7	7,802	—	(7,716)	—	86
Remove gain on disposition recorded on equity method	(31,996)	—	31,996	—	—	—	—	—	—	—
Add back equity method depreciation and amortization expense	11,506	—	(11,506)	—	—	16,958	—	(16,721)	—	237

Net operating income	371,611	56,116	20,734	12,071	348,300	95,447	4,315	28,918	11,568	131,618
Interest expense, including early extinguishment of debt	162,205	24,126	20,734	7,387	166,200	38,155	3,533	28,918	11,603	75,143
Income tax expense (benefit)	663	—	—	(1,046)	(383)	(9,453)	—	—	(2,163)	(11,616)
Minority interest in earnings before depreciation and amortization	31,990	31,990	—	—	—	782	782	—	—	—
Add: EBDT from discontinued operations	5,730	—	—	(5,730)	—	2,128	—	—	(2,128)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$182,483	$—	$—	$—	$182,483	$68,091	$—	$—	$—	$68,091

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$182,483	$—	$—	$—	$182,483	$68,091	$—	$—	$—	$68,091
Depreciation and amortization — Real Estate Groups	(119,074)	—	—	(4,327)	(123,401)	(49,414)	—	—	(6,353)	(55,767)
Amortization of mortgage procurement costs — Real Estate Groups	(8,400)	—	—	(516)	(8,916)	(3,023)	—	—	(161)	(3,184)
Deferred taxes — Real Estate Groups	(24,430)	—	—	(700)	(25,130)	(10,059)	—	—	428	(9,631)
Straight-line rent adjustment	4,083	—	—	(709)	3,374	(92)	—	—	—	(92)
Gain on disposition of rental properties and other investments, net of tax and minority interest	—	—	19,341	4,574	23,915	—	—	—	36,319	36,319
Gain on disposition recorded on equity method, net of tax	19,341	—	(19,341)	—	—	—	—	—	—	—
Cumulative effect of change in accounting principle, net of tax	(477)	—	—	—	(477)	(10,784)	—	—	—	(10,784)
Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	(4,327)	—	—	4,327	—	(6,353)	—	—	6,353	—
Amortization of mortgage procurement costs — Real Estate Groups	(516)	—	—	516	—	(161)	—	—	161	—
Deferred taxes — Real Estate Groups	(700)	—	—	700	—	428	—	—	(428)	—
Straight-line rent adjustment	(709)	—	—	709	—	—	—	—	—	—
Gain on disposition of Lumber Group	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	4,574	—	—	(4,574)	—	36,319	—	—	(36,319)	—

Net earnings	$51,848	$—	$—	$—	$51,848	$24,952	$—	$—	$—	$24,952

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Year Ended January 31, 2005 (in thousands) (continued)

	Land Development Group 2004					Lumber Group 2004

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$92,657	$6,418	$37,933	$—	$124,172	$—	$—	$—	$—	$—
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	92,657	6,418	37,933	—	124,172	—	—	—	—	—
Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	55,445	3,360	25,855		77,940
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	55,445	3,360	25,855	—	77,940	—	—	—	—	—
Add interest income	34,475	3,402	100	—	31,173	—	—	—	—	—
Add equity in earnings of unconsolidated entities	16,454	—	(11,630)	—	4,824	—	—	—	—	—
Remove gain on disposition recorded on equity method	—	—	—	—	—	—	—	—	—	—
Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	88,141	6,460	548	—	82,229	—	—	—	—	—
Interest expense, including early extinguishment of debt	7,161	376	548	—	7,333	—	—	—	—	—
Income tax expense (benefit)	32,149	—	—	—	32,149	—	—	—	—	—
Minority interest in earnings before depreciation and amortization	6,084	6,084	—	—	—	—	—	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—	4,545	—	—	—	4,545

Earnings before depreciation, amortization and deferred taxes (EBDT)	$42,747	$—	$—	$—	$42,747	$4,545	$—	$—	$—	$4,545

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$42,747	$—	$—	$—	$42,747	$4,545	$—	$—	$—	$4,545
Depreciation and amortization — Real Estate Groups	(41)	—	—	—	(41)	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	(2,532)	—	—	—	(2,532)	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties and other investments, net of tax and minority interest	—	—	—	—	—	—	—	—	—	—
Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	—	—	—	—	—
Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	—	—	—	—	—
Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of Lumber Group	—	—	—	—	—	11,501	—	—	—	11,501
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$40,174	$—	$—	$—	$40,174	$16,046	$—	$—	$—	$16,046

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2005 (in thousands) (continued)

	The Nets 2004					Corporate Activities 2004

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$5,323	$—	$5,323	$4	$—	$—	$—	$4
Exclude straight- line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	—	—	5,323	—	5,323	4	—	—	—	4
Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	—	—	10,863	—	10,863	34,962	—	—	—	34,962
Exclude straight- line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	—	—	10,863	—	10,863	34,962	—	—	—	34,962
Add interest income	—	—	84	—	84	248	—	—	—	248
Add equity in earnings of unconsolidated entities	(10,889)	—	5,974	—	(4,915)	20	—	—	—	20
Remove gain on disposition recorded on equity method	—	—	—	—	—	—	—	—	—	—
Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	(10,889)	—	518	—	(10,371)	(34,690)	—	—	—	(34,690)
Interest expense, including early extinguishment of debt	—	—	518	—	518	35,795	—	—	—	35,795
Income tax expense (benefit)	(4,781)	—	—	—	(4,781)	(23,759)	—	—	—	(23,759)
Minority interest in earnings before depreciation and amortization	—	—	—	—	—	—	—	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(6,108)	$—	$—	$—	$(6,108)	$(46,726)	$—	$—	$—	$(46,726)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(6,108)	$—	$—	$—	$(6,108)	$(46,726)	$—	$—	$—	$(46,726)
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	4,755	—	—	—	4,755
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties and other investments, net of tax and minority interest	—	—	—	—	—	265	—	—	—	265
Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	—	—	—	—	—
Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	—	—	—	—	—
Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of Lumber Group	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$(6,108)	$—	$—	$—	$(6,108)	$(41,706)	$—	$—	$—	$(41,706)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Year Ended January 31, 2005 (in thousands) (continued)

	Total 2004

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$986,054	$133,886	$260,844	$63,015	$1,176,027
Exclude straight- line rent adjustment	(12,748)	—	—	(849)	(13,597)

Adjusted revenues	973,306	133,886	260,844	62,166	1,162,430
Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	568,605	71,239	160,075	40,338	697,779
Exclude straight- line rent adjustment	(8,757)	—	—	(1,558)	(10,315)

Adjusted operating expenses	559,848	71,239	160,075	38,780	687,464
Add interest income	45,302	4,244	550	253	41,861
Add equity in earnings of unconsolidated entities	54,392	—	(54,370)	—	22
Remove gain on disposition recorded on equity method	(31,996)	—	31,996	—	—
Add back equity method depreciation and amortization expense	28,464	—	(28,227)	—	237

Net operating income	509,620	66,891	50,718	23,639	517,086
Interest expense, including early extinguishment of debt	243,316	28,035	50,718	18,990	284,989
Income tax expense (benefit)	(5,181)	—	—	(3,209)	(8,390)
Minority interest in earnings before depreciation and amortization	38,856	38,856	—	—	—
Add: EBDT from discontinued operations	12,403	—	—	(7,858)	4,545

Earnings before depreciation, amortization and deferred taxes (EBDT)	$245,032	$—	$—	$—	$245,032

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$245,032	$—	$—	$—	$245,032
Depreciation and amortization — Real Estate Groups	(168,529)	—	—	(10,680)	(179,209)
Amortization of mortgage procurement costs — Real Estate Groups	(11,423)	—	—	(677)	(12,100)
Deferred taxes — Real Estate Groups	(32,266)	—	—	(272)	(32,538)
Straight-line rent adjustment	3,991	—	—	(709)	3,282
Gain on disposition of rental properties and other investments, net of tax and minority interest	265	—	19,341	40,893	60,499
Gain on disposition recorded on equity method, net of tax	19,341	—	(19,341)	—	—
Cumulative effect of change in accounting principle, net of tax	(11,261)	—	—	—	(11,261)
Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	(10,680)	—	—	10,680	—
Amortization of mortgage procurement costs — Real Estate Groups	(677)	—	—	677	—
Deferred taxes — Real Estate Groups	(272)	—	—	272	—
Straight-line rent adjustment	(709)	—	—	709	—
Gain on disposition of Lumber Group	11,501	—	—	—	11,501
Gain on disposition of rental properties	40,893	—	—	(40,893)	—

Net earnings	$85,206	$—	$—	$—	$85,206